                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                                 AMENDMENT NO. 3

                                       TO

                        THE A319/A320 PURCHASE AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                              BETWEEN AVSA S.A.R.L.

                                       AND

                           AMERICA WEST AIRLINES, INC.

This Amendment No. 3 (hereinafter referred to as the "Amendment") entered into
as of October       , 1999, by and between AVSA S.A.R.L., a societe a
responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and AMERICA WEST AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at Phoenix Sky Harbor International Airport, 4000 East Sky Harbor Boulevard, Phoenix, Arizona 85034, U.S.A. (hereinafter referred to as the "Buyer").

WITNESSETH:

WHEREAS, the Buyer and the Seller have entered into an A319/A320 Purchase Agreement, dated as of September 12, 1997 (which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments (including Amendment No. 1 executed on April 27, 1998, Amendment No. 2 executed on December 9, 1998 and Letter Agreement No. 1 to Amendment No. 2 executed on May 24, 1999) is hereinafter called the "Agreement"), which Agreement relates to, inter alia, the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus Industrie A319-100 and A320-200 model aircraft.

WHEREAS, the Buyer wishes to purchase and the Seller is willing to sell above and beyond the Aircraft under the Agreement, fifteen (15) firm A318 aircraft and twelve (12) firm A320 aircraft, plus twenty-five (25) A320 family type purchase option aircraft, plus twenty-five (25) A320 family type purchase rights (collectively, the "Additional Aircraft").

WHEREAS, the Buyer and the Seller agree to set forth in this Amendment all terms and conditions applying to the Additional Aircraft.



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WHEREAS, the Buyer and the Seller further agree in this Amendment to amend certain provisions under the Agreement relating to the sale of the Aircraft and the Additional Aircraft.

WHEREAS, capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

NOW, THEREFORE IT IS AGREED AS FOLLOWS:


1 -      STRUCTURE OF THE AMENDMENT

         For reasons of convenience of reference to the Agreement, the Amendment will contain the following structure:

         (i) Paragraph 2 below will list additional definitions that apply to the Additional Aircraft under this Amendment,

         (ii) Paragraphs 3 through 6 will define the terms and conditions applying to the Additional Aircraft by outlining respectively the provisions in the Agreement and additional specific provisions that apply to the Additional Aircraft,

         (iii) Paragraphs 7 through 9 will define the general terms applying to the Amendment,

         (iv)     The Letter Agreements include:

                  -        Letter Agreement No. 1 as intentionally left blank,

                  - Letter Agreement No. 2 describing Additional Aircraft order flexibility and specific flexibility matters relating to the Aircraft as amended from the Agreement,

                  - Letter Agreement No. 3 describing the purchase incentives relating to the Additional Aircraft and specific purchase incentives relating to the Aircraft as amended from the Agreement,

                  - Letter Agreement No. 4 describing Aircraft and Additional Aircraft predelivery payments, which constitutes an amended and restated Letter Agreement No. 4 to the Agreement,

                  - Letter Agreement No. 5 describing training matters related to the Additional Aircraft,

                  -        Letter Agreement No. 6 as intentionally left blank,

                  - Letter Agreement No. 7 describing performance guarantees of the A318 Aircraft, and

                  -        Letter Agreement No. 8 [...***...]


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         (v)      The Exhibits include:

                  - Exhibit A-1 regarding the A318 Standard Specification and Exhibit A-2 regarding the A321 Standard Specification,

                  - Exhibit B-1 regarding change orders to the A318 Standard Specification, Exhibit B-2 regarding change orders to the A321 Standard Specification, Exhibit B-3 regarding change orders to the A319 Standard Specification and Exhibit B-4 regarding change orders to the A320 Standard Specification,

                  -        Exhibit C (intentionally left blank)

                  -        Exhibit D-1 regarding the Aircraft Price Revision
                           Formula,

                  -        Exhibit D-2 regarding the Revised Airframe Revision
                           Formula,

                  - Exhibit E regarding the Price Revision Formula for the A321 Propulsion System

                  -        Exhibits F as intentionally left blank,

                  - Exhibit G providing the Acceptance Certificate for use with all Additional Aircraft

                  - Exhibit H regarding the Technical Publications, which constitutes an amended and restated Exhibit H to the Agreement.


2 -      DEFINITIONS

         The following additional definitions will be added to the Agreement:

         A318 Aircraft - any or all of the Airbus Industrie A318-100 model aircraft to be firmly purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby, together with all components, equipment, parts and accessories installed in or on such aircraft and the A318 Propulsion System.

         A318 Propulsion System - the two Pratt and Whitney PW6124 powerplants to be installed on an A318 Aircraft or installed on an A318 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by Pratt & Whitney.

         A318 Specification - as defined in Subparagraph 3.2 A.1.1 of this Amendment.

         A318 Standard Specification - as defined in Subparagraph 3.2 A.1.1 of this Amendment.

         A319 Additional Aircraft - any or all of the Airbus Industrie A319-100 model aircraft to be firmly purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby, together will all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.


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         A320 Additional Aircraft - any or all of the Airbus Industrie A320-200
         model aircraft to be firmly purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby, together will all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

         A321 Additional Aircraft - any or all of the Airbus Industrie A321-100 model aircraft to be firmly purchased by the Seller and sold to the Buyer pursuant to the Agreement as amended hereby, together will all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon.

         A321 Standard Specification- as defined in Subparagraph 6.2.A.2 of this Amendment

         A321 Specification- as defined in Subparagraph 6.2.A.2 of this Amendment

         A321 Propulsion System - the two (2) IAE V2533-A5 powerplants to be installed on an A321 Aircraft or installed on an A321 Aircraft at delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined), that have been sold to the Manufacturer by International Aero Engines AG, and a nacelle and thrust reverser for each such powerplant.

         Additional Aircraft - as defined in the recitals hereto.

         Additional Firm Aircraft - collectively or individually, the fifteen
         (15) firm A318 Aircraft, the twelve (12) firm A320 Additional Aircraft, and any Option Aircraft and Purchase Right Aircraft that the Buyer firmly purchases from the Seller under the Agreement as amended hereby.

         Aircraft Price Revision Formula - as set out in Exhibit D-1 to this Amendment.

         Option Aircraft - collectively or individually, the twenty-five (25) A320 family type option aircraft that may be A318, A319, A320, or A321 type aircraft under the Agreement as amended hereby in accordance with Letter Agreement No. 2 to this Amendment. Each option aircraft type may be referred to individually in this Amendment as the A318 Option Aircraft, A319 Option Aircraft, A320 Option Aircraft or A321 Option Aircraft.

         Purchase Right Aircraft - collectively or individually, the twenty-five
         (25) A320 family type purchase right aircraft that may be A318, A319, A320, or A321 type aircraft under the Agreement as amended hereby. Each purchase right aircraft type may be referred to individually in this Amendment as the A318 Purchase Right Aircraft, A319 Purchase Right Aircraft, A320 Purchase Right Aircraft or A321 Purchase Right Aircraft.


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         Revised Airframe Price Revision Formula - as set out in Exhibit D-2 to
         this Amendment.

         Quarterly Batch - the allotment of Additional Firm Aircraft scheduled for delivery within a given calendar quarter in accordance with Letter Agreement No. 2.


3 -      A318 AIRCRAFT

3.1 The A318 Aircraft will be deemed an Aircraft as defined under the Agreement for all definitional purposes but only for the purpose of the following provisions, exhibits and letter agreements, provided however, in cases where the Agreement specifically refers to the A319 Aircraft in those provisions, such term will be deemed to also include the A318 Aircraft.

         A.       Main Agreement Provisions Applicable to the A318 Aircraft

                  (i)      Subclause 2.1

                  (ii) Clause 3 (except that the terms Standard Specification and Specification shall refer to the A318 Standard Specification and the A318 Specification as set forth below in Subparagraph 3.2.A.1.1)

                  (iii)    Subclauses 4.4 and 4.5

                  (iv)     Clauses 5, 6, 7, and 8

                  (v) Subclauses 9.3 (except that references to Clause 2.3 therein shall mean Subparagraph 3.2.A.1.2 hereof), 9.4, 9.5 (except that reference to Clause 9.1 and 9.2 therein shall mean the applicable A318 Aircraft delivery schedule under this Amendment), and 9.6

                  (vi)     Clauses 10 (except that references to (a) Subclause
                           2.3 in Subclause 9.3 (which is referenced in Clause 10.1) and (b) Subclauses 9.1 and 9.2 shall refer respectively to Subparagraph 3.2.A.1.2 and to the applicable A318 Aircraft delivery schedule under this Amendment), 11, 12 (except that reference to Letter Agreements 6 through 10 of the Agreement shall instead refer to Letter Agreements 7 and 8 of this Amendment) and 13



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                  (vii)    Clause 14, except that the first sentence of
                           Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [...***...]

                  (viii) Clause 15, excluding Subclause 15.1.1, which is amended and restated below in Subparagraph 3.2.A.5.1

                  (ix)     Clauses 16, 17, 19, 20, 21, and 22

                  (x) Clause 18 except that reference to Clause 9 shall mean the applicable A318 Aircraft delivery schedule under this Amendment, reference to Subclause 2.3 shall mean Subparagraph 3.2.A.1.2, and reference to Exhibits B1 and B2 shall mean Exhibit B1 of the Amendment.

         B.       Exhibits to the Agreement Applicable to the A318 Aircraft

                  (i)      Exhibit C

                  (ii)     Exhibit F

                  (iii)    Exhibit H, as amended and restated hereby

         C.       Letter Agreements to the Agreement Applicable to the A318
                  Aircraft

                  (i) Letter Agreement No. 1, provided, however, that (a) the term "last Aircraft subject to firm order under the Agreement" in Paragraph 2 therein will mean " last A318 Aircraft under this Agreement, as amended" and (b) the term "first Aircraft" in Subparagraph
                           5.2.5 [...***...] therein shall mean "first A318 Aircraft under the Agreement, as amended".

                  (ii) Letter Agreement No. 4, as amended and restated hereby

                  (iii) Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph 5.1.2.

                  (iv)     Letter Agreement No. 6, [...***...]

3.2      The following specific additional provisions will apply to the A318
         Aircraft:

A.1      Sale and Purchase

         A.1.1    A318 Aircraft Specification

                  The A318 Aircraft will be manufactured in accordance with the A318-100 Standard Specification, Issue A, dated November 1998 (the "A318 Standard Specification" which is annexed hereto as Exhibit A-1), as modified by the SCNs listed in Exhibit B-1 hereto and as may be further modified from time to time, pursuant to the provisions of Clause 3 of the Agreement, [...***...] (the "A318 Specification").

         A.1.2    Certification

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                  The Seller will obtain or cause to be obtained a US FAA Type
                  Certificate (transport category) for the Aircraft pursuant to 14 CFR Part 21 and in compliance with the applicable provisions of 14 CFR Part 25 of the US Federal Aviation Regulations or, in each case, their successor provisions.

                  Each A318 Aircraft will be delivered to the Buyer with a Certificate of Airworthiness for Export issued by the LBA. The A318 Aircraft will be delivered in a condition enabling the Buyer (or a person eligible to obtain such certificate under then applicable law) to obtain at the time of delivery a Standard Airworthiness Certificate issued pursuant to 14 CFR
                  Part 21 of the US Federal Aviation Regulations or its successor provisions. The Seller will have no obligation other than as set forth in Subclause 3.4 of the Agreement, whether before, at or after delivery of any A318 Aircraft, to make any alterations to such A318 Aircraft to enable such A318 Aircraft to meet FAA requirements for specific operation on routes unique to the Buyer.

                  The Seller will comply with requirements issued by the Joint Airworthiness Authorities (JAA), as and if applicable, for the certification of the A318 Aircraft under this Subclause 3.2 A.1.2, in respect of the manufacture, sale and delivery of the A318 Aircraft.

                  Except as set forth in this Subparagraph 3.2 A.1.2, the Seller will not be required to obtain any other certificate or approval with respect to the A318 Aircraft.

         A.2      Base Price and Base Price Revision


         A.2.1    Base Price of the A318 Aircraft

                  The Base Price of each A318 Aircraft (as defined in the A318 Standard Specification set forth in Exhibit A-1 hereto), including A318 Propulsion Systems, BFE and SCNs set forth in Exhibit B-1 hereto (Parts 1, 2 and 3 under the terms set forth therein) at delivery conditions prevailing in January 1999, is:

                  US $ [...***...]

                  US dollars - [...***...]

         A.2.2 The Base Price of the A318 Aircraft is quoted at delivery conditions prevailing in January 1999 and will be revised to the actual delivery date of each A318 Aircraft in accordance with the Aircraft Price Revision Formula set forth in Exhibit D-1 hereto.


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         A.2.3    Final Contract Price

                  The Final Contract Price of an A318 Aircraft will be the sum of:

                  (i) the Base Price of the Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subparagraph 3.2 A.2.2 above;

                  (ii) the price (as of delivery conditions prevailing in January 1999) of any SCNs constituting a part of such A318 Aircraft that are entered after the date of execution of this Amendment, as adjusted to the date of delivery of such A318 Aircraft in accordance with the Aircraft Price Revision Formula set forth in Exhibit D-1 hereto;

                  (iii) any other amount resulting from any other provisions of the Agreement as amended hereby and/or any other written agreement between the Buyer and the Seller relating to the A318 Aircraft and specifically making reference to the Final Contract Price of an A318 Aircraft.

         A.3      Predelivery Payments

                  The predelivery payments for the A318 Aircraft are set forth in amended and restated Letter Agreement No. 4 hereto.

         A.4      Delivery

         A.4.1    A318 Firm Aircraft Delivery Schedule

                  Subject to the provisions of the Agreement and this Amendment, the Seller will have the A318 Aircraft ready for delivery at Daimler-Benz's works near Hamburg, Germany, and the Buyer will accept the same, during the months set forth below:




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
               AIRCRAFT NO.           MONTH/YEAR OF DELIVERY              AIRCRAFT NO.           MONTH/YEAR OF DELIVERY
               ------------           ----------------------              ------------           ----------------------
                    1                       [...***...]                         9                      [...***...]
                    2                       [...***...]                        10                      [...***...]
                    3                       [...***...]                        11                      [...***...]
                    4                       [...***...]                        12                      [...***...]
                    5                       [...***...]                        13                      [...***...]
                    6                       [...***...]                        14                      [...***...]
                    7                       [...***...]                        15                      [...***...]
                    8                       [...***...]

                  The Seller will, no earlier than [...***...] provide the Buyer with the [...***...] such A318 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subclause 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment. The Seller shall give the Buyer not less than [...***...] notice of the date on which the A318 Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subclause 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment.

         A.5      A318 Aircraft Field Assistance and Spares Representative

         A.5.1    A318 Aircraft Resident Customer Support Representative

                  For purposes of the A318 Aircraft, Subclause 15.1.1 is amended and restated as follows:

                  The Seller [...***...] acting in an advisory capacity for as long as the Buyer operates the Aircraft or Additional Aircraft. In addition, to support operation of the A318 Aircraft, the Seller will provide [...***...] of the first A318 Aircraft. The RCSR(s) will be based, on a full-time priority basis (but not exclusive to the Buyer), at the Buyer's main base.

         A.5.2    A318 Aircraft Spares Representative

                  The Seller will provide the Buyer [...***...] with a spares representative [...***...] of the first A318 Aircraft. The provisions of Subclauses 15.2, 15.3 and 15.4 of the Agreement apply to this Subparagraph 3.2 A.5.2 for the spares representative.

         A.6      A318 Aircraft Order Flexibility

                  Order flexibility related to the A318 Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

         A.7      A318 Aircraft Purchase Incentives

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                  Purchase incentives related to A318 Aircraft are set forth in
                  Letter Agreement No. 3 to this Amendment.

         A.8      A318 Aircraft Training and Product Support Matters

                  Training and product support matters related to the A318 Aircraft are set forth in Letter Agreement No. 5 to this Amendment.

         A.9      A318 Aircraft Performance Guarantees

                  Performance guarantees related to the A318 Aircraft are as set forth in Letter Agreement No. 7 to this Amendment.

         A.10     [...***...]

         A.11     [...***...]

4 -      A319 ADDITIONAL AIRCRAFT

4.1 The A319 Additional Aircraft will be deemed an Aircraft or an A319 Aircraft (as the context requires) as defined under the Agreement for all definitional purposes but only for the purpose of the following provisions, exhibits and letter agreements.

         A.       Main Agreement Provisions Applicable to the A319 Additional
                  Aircraft

                  (i)      Subclauses 2.1, 2.2.1 and 2.3

                  (ii)     Clause 3

                  (iii)    Subclauses 4.4 and 4.5

                  (iv)     Clauses 5, 6, 7 and 8

                  (v) Subclauses 9.3, 9.4, 9.5 (except that reference to Subclause 9.1 therein shall refer to the applicable A319 Additional Aircraft delivery schedule under this Amendment) and 9.6

                  (vi)     Clauses 10, 11, 12 and 13

                  (vii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [...***...]."

                  (viii)   Clause 15, [...***...].

                  (ix) Clauses 16, 17, 18 (except that reference to Clause 9 shall mean the applicable A319 Additional Aircraft delivery schedule herein and that reference to Exhibits B1 and B2 shall mean Exhibit B-3 of this Amendment.

         B.       Exhibits to the Agreement Applicable to the A319 Additional
                  Aircraft

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                  (i)      Exhibit A1

                  (ii)     Exhibit C

                  (iii)    Exhibit E1

                  (iv)     Exhibit F

                  (v)      Exhibit H, as amended and restated hereby

         C. Letter Agreements to the Agreement Applicable to the A319 Additional Aircraft

                  (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph
                           5.2.5 [...***...] of this Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

                  (ii)     [...***...].

                  (iii) Letter Agreement No. 4, as amended and restated hereby.

                  (iv) Paragraph 5 of Letter Agreement No. 5 excluding Subparagraph 5.1.2.

                  (v)      Letter Agreement No. 6, [...***...].

                  (vi)     Letter Agreement No. 8

                  (vii)    Letter Agreement No. 10, [...***...].

4.2 The following specific additional provisions will apply to the A319 Additional Aircraft:

         A.1      Sale and Purchase

                  Intentionally left blank

         A.2      Base Price and Base Price Revision

         A.2.1    Base Price of the A319 Additional Aircraft

                  The "Base Price" of each A319 Additional Aircraft is the sum of:

                  (i)      the Base Price of the A319 Airframe, and

                  (ii)     the Base Price of the A319 Propulsion Systems.

         A.2.2    Base Price of the A319 Airframe

         A.2.2.1 The Base Price of the A319 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of the A319 Airframe, as defined in the A319 Standard Specification set forth in Exhibit A1 to the Agreement (excluding A319 Propulsion Systems but taking into account the


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                  A319 marketing allowances given to the Seller by the A319
                  Propulsion Systems manufacturer), and SCNs set forth in Exhibit B-3, Part 1, to the Amendment is:

                  US $ [...***...]

                  (Dollars -- [...***...]), and

         (ii) the Base Price of the SCNs set forth in Exhibit B-3, Part 2, to the Amendment is:

                  US $ [...***...]

                  (Dollars -- [...***...]).

         A.2.3 The Base Price of the A319 Airframe is quoted at delivery conditions prevailing in January 1998 and will be escalated up to the actual date of delivery of such A319 Additional Aircraft in accordance with the Revised Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

         A.2.4    Base Price of the A319 Propulsion Systems

                  The Base Price of a set of two (2) International Aero Engines V2524-A5 Propulsion Systems including related equipment, nacelles and thrust reversers at delivery conditions prevailing in January 1998 is:

                  US $ [...***...]

                  (Dollars[...***...]).

                  The Base Price has been calculated with reference to the V2524-A5 Reference Price indicated by International Aero Engines of US $ [...***...] in accordance with economic conditions prevailing in November 1990.

                  The V2524-A5 Reference Price is subject to adjustment to the date of delivery of the A319 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E-1 to the Agreement.

         A.2.5    Final Contract Price

                  The Final Contract Price of an A319 Additional Aircraft will be the sum of:

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                  (i)      the Base Price of the Airframe constituting a part of
                           such A319 Additional Aircraft, as adjusted to the date of delivery of such A319 Additional Aircraft in accordance with Subparagraph 4.2 A.2.3 above to this Amendment;

                  (ii) the price (as of delivery conditions prevailing in January 1998) of any SCNs constituting a part of such A319 Additional Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Amendment, is quoted at delivery conditions prevailing in January 1998 and will be escalated up to the actual date of delivery of such A319 Additional Aircraft in accordance with the Revised Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

                  (iii) the V2524-A5 Reference Price of the installed Propulsion Systems constituting a part of such A319 Additional Aircraft, as adjusted to the date of delivery of such A319 Additional Aircraft in accordance with Subparagraph 4.2 A.2.4 above to this Amendment;

                  (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the A319 Additional Aircraft and specifically making reference to the Final Contract Price of an A319 Additional Aircraft.

A.3      A319 Additional Aircraft Predelivery Payments

         The predelivery payments for the A319 Additional Aircraft are as set forth in amended and restated Letter Agreement No. 4 hereto.

A.4      A319 Additional Aircraft Delivery

         Intentionally Left Blank

A.5      A319 Additional Aircraft Field Assistance and Spares Representative

         Intentionally Left Blank

A.6      A319 Additional Aircraft Order Flexibility

         Order flexibility related to the A319 Additional Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

A.7      A319 Additional Aircraft Purchase Incentives

         Purchase incentives related to A319 Additional Aircraft are set forth in Letter Agreement No. 3 to this Amendment.


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A.8      A319 Additional Aircraft Training and Product Support Matters

         Training and product support matters related to the A319 Additional Aircraft are set forth in Letter Agreement No. 5 to this Amendment.

A.9      A319 Additional Aircraft Performance Guarantees

         Intentionally Left Blank

A.10     [...***...]

5 -      A320 ADDITIONAL AIRCRAFT

5.1 The A320 Additional Aircraft will be deemed an Aircraft or an A320 Aircraft (as the context requires) as defined under the Agreement for all definitional purposes but only for the purpose of the following provisions, exhibits and letter agreements:

         A.       Main Agreement Provisions Applicable to the A320 Additional
                  Aircraft

                  (i)      Subclauses 2.1, 2.2.2 and 2.3

                  (ii)     Clause 3

                  (iii)    Subclauses 4.4 and 4.5

                  (iv)     Clauses 5, 6, 7 and 8

                  (v) Subclauses 9.3, 9.4, 9.5 (except that (a) reference to Subclause 9.1 shall be of no further force or effect and (b) Subclause 9.2 shall be deemed to be reference to the applicable A320 Additional Aircraft delivery schedule under this Amendment) and 9.6

                  (vi)     Clauses 10, 11, 12 and 13

                  (vii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [...***...]."

                  (viii)   Clause 15, [...***...].

                  (ix) Clauses 16, 17, 18 (except that reference to Clause 9 shall refer to the applicable delivery schedule herein provided and that reference to Exhibits B1 and B2 shall mean Exhibits B-4 of the Amendment), 19, 20, 21 and 22.

         B.       Exhibits to the Agreement Applicable to the A320 Additional
                  Aircraft

                  (i)      Exhibit A2

                  (ii)     Exhibit C

                  (iii)    Exhibit E2

                  (iv)     Exhibit F

                  (v)      Exhibit H, as amended and restated hereby

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
         C. Letter Agreements to the Agreement Applicable to the A320 Additional Aircraft

                  (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph
                           5.2.5 [...***...] of this Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

                  (ii)     [...***...].

                  (iii) Letter Agreement No. 4, as amended and restated hereby.

                  (iv)     Letter Agreement No. 6, [...***...].

                  (v)      Letter Agreement No. 7.

                  (vi)     Letter Agreement No. 9, [...***...].

5.2 The following specific additional provisions will apply to the A320 Additional Aircraft:

         A.1      Sale and Purchase

                  Intentionally left blank

         A.2      Base Price and Base Price Revision

         A.2.1    Base Price of the A320 Additional Aircraft

                  The "Base Price" of each A320 Additional Aircraft is the sum of:

                  (i)      the Base Price of the A320 Airframe, and

                  (ii)     the Base Price of the A320 Propulsion Systems.

         A.2.2    Base Price of the A320 Airframe

                  The Base Price of the A320 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of A320 Airframe, as defined in the A320 Standard Specification set forth in Exhibit A2 of the Agreement (excluding A320 Propulsion Systems), and SCNs set forth in Exhibit B-4, Part 1, of the Amendment is:

                           US $ [...***...]

                           (Dollars -- [...***...]), and

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                                       15

                  (ii) the Base Price of SCNs set forth in Exhibit B-4, Part 2, of the Amendment is:

                           US $ [...***...]

                           (Dollars -- [...***...]).

         A.2.3 The Base Price of the A320 Airframe is quoted at delivery conditions prevailing in January 1998 and will be escalated up to the actual date of delivery of such A320 Additional Aircraft in accordance with the Revised Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

         A.2.4    Base Price of the A320 Propulsion Systems

                  The Base Price of a set of two (2) International Aero Engines V2527-A5 Propulsion Systems including related equipment, nacelles and thrust reversers at delivery conditions prevailing in January 1998 is:

                  US $ [...***...]

                  (Dollars -- [...***...]).

                  The Base Price has been calculated with reference to the V2527-A5 Reference Price indicated by International Aero Engines of US $ [...***...] in accordance with economic conditions prevailing in March 1988.

                  The V2527-A5 Reference Price is subject to adjustment to the date of delivery of the A320 Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E2 to the Agreement.

         A.2.5    Final Contract Price

                  The Final Contract Price of an A320 Additional Aircraft will be the sum of:

                  (i) the Base Price of the Airframe constituting a part of such A320 Additional Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with
                           5.2 A.2.3 above to this Amendment;

                  (ii) the price (as of delivery conditions prevailing in January 1998) of any SCNs constituting a part of such A320 Additional Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Amendment, is quoted at delivery conditions prevailing in January 1998 and will be escalated up to the actual date of delivery


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                                       16
                           of such A320 Additional Aircraft in accordance with the Revised Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment;

                  (iii) the V2527-A5 Reference Price of the installed Propulsion Systems constituting a part of such A320 Additional Aircraft, as adjusted to the date of delivery of such Aircraft in accordance with Subparagraph 5.2 A.2.4 above to this Amendment; and

                  (iv) any other amount resulting from any other provisions of this Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the A320 Additional Aircraft and specifically making reference to the Final Contract Price of an Aircraft.

         A.3      A320 Additional Aircraft Predelivery Payments

                  The predelivery payments for the A319 Additional Aircraft are as set forth in amended and restated Letter Agreement No. 4 hereto.

         A4.      Delivery

         A.4.1    A320 Additional Aircraft Delivery Schedule



                  Subject to the provisions of the Agreement and this Amendment, the Seller will have the A320 Additional Aircraft firmly purchased under the Agreement as amended hereby ready for delivery at Aerospatiale's works near Toulouse, France, and the Buyer will accept the same, during the months set forth below:

                AIRCRAFT NO.            MONTH/YEAR OF DELIVERY              AIRCRAFT NO.          MONTH/YEAR OF DELIVERY
                ------------            ----------------------              ------------          ----------------------
                     1                        [...***...]                        7                      [...***...]

                     2                        [...***...]                        8                      [...***...]

                     3                        [...***...]                        9                      [...***...]

                     4                        [...***...]                       10                      [...***...]

                     5                        [...***...]                       11                      [...***...]

                     6                        [...***...]                       12                      [...***...]

                  The Seller will, no earlier than [...***...] provide the Buyer with the [...***...] such A320 Additional Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment. The Seller shall give the Buyer not less

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                                       17
                  than [...***...] notice of the date on which the A320 Additional Aircraft will be tendered for delivery to the Buyer in a condition which is "ready for delivery" as set forth in Subparagraph 9.3 of the Agreement in accordance with the Agreement as amended by this Amendment.

         A.5      A320 Additional Aircraft Field Assistance and Spares
                  Representative

                  Intentionally Left Blank

         A.6      A320 Additional Aircraft Order Flexibility

                  Order flexibility related to the A320 Additional Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

         A.7      A320 Additional Aircraft Purchase Incentives

                  Purchase incentives related to A320 Additional Aircraft are set forth in Letter Agreement No. 3 to this Amendment.

         A.8      A320 Product Support Matters

                  Product support matters related to the A320 Additional Aircraft are set forth in Letter Agreement No. 5 to this Amendment.

         A.9      A320 Additional Aircraft Performance Guarantees

                  Intentionally Left Blank

          A.10    [...***...]


6 -      A321 ADDITIONAL AIRCRAFT

6.1 The A321 Additional Aircraft will be deemed an Aircraft as defined under the Agreement for all definitional purposes but only for the purpose of the following provisions, exhibits and letter agreements, provided however, in cases where the Agreement specifically refers to the A319 Aircraft in those provisions, such term will be deemed to also include the A321 Additional Aircraft.

         A.       Main Agreement Provisions Applicable to the A321 Additional
                  Aircraft

                  (i)      Subclauses 2.1 and 2.3

                  (ii) Clause 3 (except that the terms Standard Specification and Specification shall refer to the A321 Standard Specification and A321 Specification, respectively)

                  (iii)    Subclauses 4.4 and 4.5

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                                       18

                  (iv)     Clauses 5, 6, 7 and 8

                  (v) Subclauses 9.3, 9.4, 9.5 (except that (a) reference to Subclause 9.1 therein shall refer to the applicable A321 Additional Aircraft delivery schedule under the Amendment, and (b) reference to Subclause
                           9.2 shall be of no further force or effect) and 9.6

                  (vi)     Clauses 10, 11, 12 and 13

                  (vii) Clause 14, except that the first sentence of Subclause 14.5.1 is replaced by the following sentence: "Unless otherwise specifically stated, revision service will be offered [...***...] ."

                  (viii)   Clause 15, [...***...].

                  (ix) Clauses 16, 17, 18 (except that (a) reference to Clause 9 shall refer to the applicable A321 Additional Aircraft delivery schedule provided herein and (b) reference to Exhibits B1 and B2 shall mean Exhibits B-2 of this Amendment), 19, 20, 21 and 22

         B.       Exhibits to the Agreement

                  (i)      Exhibit C

                  (ii)     Exhibit F

                  (iii)    Exhibit H, as amended and restated hereby

         C.       Letter Agreements to the Agreement

                  (i) Letter Agreement No. 1, provided however, that the term "first Aircraft" as set forth in Subparagraph
                           5.2.5 [...***...] of this Letter Agreement No. 1 will mean the first Aircraft delivered under the Agreement.

                  (ii)     [...***...].

                  (iii) Letter Agreement No. 4 as amended and restated hereby.

                  (iv) Paragraph 5 to Letter Agreement No. 5 excluding Subparagraph 5.1.2.

                  (v)      Letter Agreement No. 6, [...***...].

6.2      The following specific provisions will apply to the A321 Additional
         Aircraft.

         A.1      Sale and Purchase

                  Intentionally left blank.

         A.2      Base Price and Base Price Revision

                  The A321-200 Aircraft will be manufactured in accordance with the A321 Standard Specification, Document No. E.000.02000, Issue 1, dated June 30, 1995, (the "A321 Standard Specification" which is annexed hereto as Exhibit A-2 to this Amendment) as modified by the SCNs listed in Exhibit B-2 to this Amendment and as may be further modified from time to time,

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                                       19
                  pursuant to the provisions of Clause 3 of the Agreement, with an MTOW of 89 tonnes, [...***...] (the "A321 Specification").

         A.2.1    Base Price of the A321 Additional Aircraft

                  The "Base Price" of the A321-200 Additional Aircraft will be the sum of:

                  (i)      the Base Price of the A321-200 Airframe, and

                  (ii)     the Base Price of the A321-200 Aircraft Propulsion
                           Systems.

         A.2.2    Base Price of the A321-200 Airframe

                  The Base Price of the A321-200 Airframe is the sum of the Base Prices set forth below in (i) and (ii):

                  (i) the Base Price of the A321-200 Airframe, as defined in the A321 Standard Specification (excluding A321 Propulsion Systems but taking into account the A321-200 marketing allowances given to the Seller by the Propulsion Systems manufacturer), and all SCNs set forth in Exhibit B-2 Part 1 of this Amendment:

                           US $ [...***...]

                           (Dollars -- [...***...]).

                  (ii)     the Base Price of the SCNs set forth in Exhibit B-2
                           Part 2 of this Amendment is:

                           US $ [...***...]

                           (Dollars -- [...***...]).

         A.2.3 The Base Price of the A321 Airframe is quoted at delivery conditions prevailing in January 1998 and will be escalated up to the actual date of delivery of such A321 Additional Aircraft in accordance with the Revised Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

         A.2.4    Base Price of the A321-200 Additional Aircraft Propulsion
                  System

         A.2.4.1 The Base Price of a set of two (2) IAE V2533-A5 Propulsion Systems including related equipment, nacelles, and thrust reversers at delivery conditions prevailing in January 1998 including the engine condition monitoring option is:


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                                       20

                  US $ [...***...]

                  (Dollars -- [...***...]).

                  (hereinafter, the "V2533-A5 Base Price").

                  The V2533-A5 Base Price has been calculated with reference to the V2533-A5 Reference Price indicated by International Aero Engines of US $ [...***...] (Dollars -- [...***...]) in
                  accordance with economic conditions prevailing in March 1988.

                  The V2533-A5 Reference Price is subject to adjustment to the date of delivery of each A321-200 Additional Aircraft in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit E of this Amendment.

         A.2.5    Final Contract Price

                  The Final Contract Price of an A321-200 Additional Aircraft will be the sum of:

                  (i) the Base Price of the A321-200 Airframe constituting a part of such A321-200 Additional Aircraft, as adjusted to the date of delivery of such A321-200 Additional Aircraft in accordance with Subparagraph
                           6.2 A.2.3 above to this Amendment;

                  (ii) the price (as of delivery conditions prevailing in January 1998) of any SCNs constituting a part of such A321 Additional Aircraft that are entered into pursuant to Clause 3 after the date of execution of this Amendment, is quoted at delivery conditions prevailing in January 1998 and will be escalated up to the actual date of delivery of such A321 Additional Aircraft in accordance with the Revised Airframe Price Revision Formula as set forth in Exhibit D-2 to this Amendment.

                  (iii) the V2533-A5 Reference Price of the installed Propulsion Systems constituting a part of such A321-200 Additional Aircraft, as adjusted to the date of delivery of such A321-200 Additional Aircraft in accordance with Exhibit E to this Amendment; and

                  (iv) any other amount resulting from any other provisions of the Agreement as amended and/or any other written agreement between the Buyer and the Seller relating to the A321-200 Additional Aircraft and specifically making reference to the Final Contract Price of an A321-200 Additional Aircraft.

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                                       21

         A.3      A321 Additional Aircraft Predelivery Payments

                  The predelivery payments for the A321 Additional Aircraft are as set forth in amended and restated Letter Agreement No. 4 hereto.

         A.4      A321 Additional Aircraft Delivery
                  Intentionally Left Blank

         A.5      A321 Additional Aircraft Field Assistance and Spares
                  Representative

                  Intentionally Left Blank

         A.6      A321 Additional Aircraft Order Flexibility

                  Order flexibility related to the A321 Additional Aircraft is set forth in Letter Agreement No. 2 to this Amendment.

         A.7      A321 Additional Aircraft Purchase Incentives

                  Purchase incentives related to A321 Additional Aircraft are set forth in Letter Agreement No. 3 to this Amendment.

         A.8      A321 Additional Aircraft Training and Product Support Matters

                  Training and product support matters related to the A321 Additional Aircraft are set forth in Letter Agreement No. 5 to this Amendment.

         A.9      A321 Additional Aircraft Performance Guarantees

                  Intentionally Left Blank

         A.10     [...***...]

7 -      EFFECT OF THE AMENDMENT

7.1 This Amendment and the accompanying Letter Agreements contain the entire agreement between the parties with respect to the subject matter hereof and supersede any previous understanding, commitments or representations whatsoever, whether oral or written (including, without limitation, the Term Sheet dated July 6, 1999, (Reference AVSA 5234.8)) between the Buyer and the Seller.

7.2 The Agreement will be deemed amended to the extent provided in the Amendment and the accompanying Letter Agreements, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment and the accompanying Letter Agreements will constitute an integral, nonseverable part of the Agreement

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                                       22
         and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.


8 -      CONFIDENTIALITY

         The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential, except as required by applicable law or pursuant to legal process. The Seller and the Buyer will consult prior to any public disclosure regarding this Amendment.


9 -      GOVERNING LAW

         THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SUBPARAGRAPH 22.3 OF THE AGREEMENT.

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.




                                             Very truly yours,

                                             AVSA S.A.R.L.

                                             By:   /S/ Michele LASCAUX
                                                   ------------------------

                                             Its:  Director Contracts
                                                   ------------------------

                                             Date:
                                                   ------------------------


Accepted and Agreed,

AMERICA WEST AIRLINES, INC.

By:   /S/ Stephen L. Johnson
      ------------------------

Its:  Senior Vice President
      ------------------------

Date:  October 14, 1999
      ------------------------

                                                                     EXHIBIT A-1

                           THE A318 STANDARD SPECIFICATION IS CONTAINED IN A SEPARATE FOLDER

                                   ExhA-1 - 1

                                                                     EXHIBIT A-2

THE A321 STANDARD SPECIFICATION IS CONTAINED IN A SEPARATE FOLDER

                                   ExhA-2 - 1

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                            200.83 AND 240.24b-2

                                                                     EXHIBIT B-1


                         CHANGE ORDERS TO A318 AIRCRAFT
                          STANDARD SPECIFICATION (SCNs)


All change orders listed in this Exhibit B-1 Part 1 and Part 2 will be SCNs for the purpose of Subparagraph 3.2.A.2.1 of the Amendment. All prices are expressed in January 1999 delivery conditions and are subject to escalation in accordance with the provisions of this Amendment. [...***...]

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
                                                                     EXHIBIT B-1
                                                                          Part I

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


                                 Exh B-1/Part I


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                                                                     EXHIBIT B-1
                                                                          Part I

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
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



                                 Exh B-1/Part I


---------------------------------
*Confidential Treatment Requested

                                                             EXHIBIT B-1, PART 2
                                                          (FOR INFORMATION ONLY)

-----------------------------------------------------------------------------
ATA Chapter                          TITLE
-----------------------------------------------------------------------------
[...***...]                              [...***...]
-----------------------------------------------------------------------------
[...***...]                              [...***...]
-----------------------------------------------------------------------------
[...***...]                              [...***...]
-----------------------------------------------------------------------------

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                                 Exh B-1/Part 2

                                                                     EXHIBIT B-1
                                                                          PART 3

                     AMERICA WEST AIRLINES, INC. [...***...]


In order for the Buyer to accelerate the entry into revenue service of the A318 Aircraft, the Buyer has asked the Seller to make a proposal that considers including certain of Buyer's Engineering Orders ("E.O.s") in the A318 Aircraft prior to delivery. No later than twelve (12) months prior to the first A318 Aircraft delivery and following an agreement between the Buyer and the Seller on the list of E.O.s, the Seller will provide the Buyer with a commercial offer on a per A318 Aircraft basis for the incorporation of certain Engineering Orders into the A318 Aircraft, [...***...].

Such proposal will consider the Seller and the Manufacturer's industrial, commercial and certification constraints. The Buyer will (i) within thirty (30) days of the receipt of the Seller's offer, execute all relevant RFCs and SCNs corresponding to the Engineering Orders selected to be incorporated in the A318 Aircraft prior to delivery and (ii) comply with all requirements of Clause 18 of the Agreement in the event certain equipment is provided by the Buyer as BFE.

                                 Exh B-1/Part 3

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* Confidential Treatment Requested

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                            200.83 AND 240.24b-2

                                                                     EXHIBIT B-2

                         CHANGE ORDERS TO A321 AIRCRAFT
                          STANDARD SPECIFICATION (SCNs)


All change orders listed in this Exhibit B-2 Part 1 and Part 2 will be SCNs for the purpose of Subparagraph 6.2.A.2.2 of the Amendment. All prices are expressed in January 1998 delivery conditions and are subject to escalation in accordance with the provisions of this Amendment.




                                    ExhB-2-1

                                                                     EXHIBIT B-2
                                                                          PART 1

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ATA CHAPTER                              TITLE
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                                    ExhB-2-6

                                                                     EXHIBIT B-2
                                                                          PART 2

This Exhibit B-2, Part 2 is for information only

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                                    ExhB-2-7

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                            200,83 AND 240.24b-2

                                                                     EXHIBIT B-3


                    CHANGE ORDERS TO A319 ADDITIONAL AIRCRAFT
                          STANDARD SPECIFICATION (SCNs)


All change orders listed in this Exhibit B-3 Part 1 and Part 2 will be SCNs for the purpose of Subparagraph 4.2.A.2.2 of the Amendment. All prices are expressed in January 1998 delivery conditions and are subject to escalation in accordance with the provisions of this Amendment.

                                                                     EXHIBIT B-3
                                                                          PART 1

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                                                                          PART 1

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                                                                          PART 1

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                                                                          PART 1

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                                       5

                                                                     EXHIBIT B-3
                                                                          PART 2


This Exhibit B-3, Part 2 is for information only.


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                                       1

                                                                     EXHIBIT B-3
                                                                          PART 3



                       AMERICA WEST AIRLINES [...***...]


In order for the Buyer to accelerate the entry into revenue service of the A319 Additional Aircraft, the Buyer has asked the Seller to make a proposal that considers including certain of Buyer's Engineering Orders ("EO") in the Aircraft prior to delivery. Within leadtimes compatible with the delivery of the first A319 Additional Aircraft and following an agreement between the Buyer and the Seller regarding the list of EO, the Seller will provide the Buyer with a commercial offer on a per A319 Additional Aircraft basis for the incorporation of EO into the A319 Additional Aircraft, [...***...]. Such proposal will consider the Seller and the Manufacturer's industrial, commercial and certification constraints. The Buyer shall (i) within 30 days of receipt of the Seller's offer, execute all relevant RFCs and SCNs corresponding to the EO selected to be incorporated in the A319 Additional Aircraft prior to delivery and (ii) comply with all requirements of Clause 18 of the Agreement in the event certain equipments are provided by the Buyer as BFE.


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                                       2

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                               CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                            200.83 AND 240.24b-2


                                                                     EXHIBIT B-4

                   CHANGE ORDERS TO A320 ADDITIONAL AIRCRAFT
                         STANDARD SPECIFICATION (SCNs)

All change orders listed in this Exhibit B-4 Part 1 and Part 2 will be SCNs for the purpose of Subparagraph 5.2.A.2.2 of the Amendment. All prices are expressed in January 1998 delivery conditions and are subject to escalation in accordance with the provisions of this Amendment.

                                                                     EXHIBIT B-4
                                                                          PART I

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                                                                     EXHIBIT B-4
                                                                          PART I

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                                                                          PART I

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                                                                     EXHIBIT B-4
                                                                          PART I

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                                       5
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                                                                     EXHIBIT B-4
                                                                          PART I

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                                       6

                                                                     EXHIBIT B-4

                                                                          PART 2

This Exhibit B-4, Part 2 is for information only.

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
                                                                     EXHIBIT B-4

                                                                          PART 3

     America West Airlines -- [...***...]

In order for the Buyer to accelerate the entry into revenue service of the A320 Additional Aircraft, the Buyer has asked the Seller to make a proposal that considers including certain of Buyer's Engineering Orders ("EO") in the Aircraft prior to delivery. No later than 12 months prior to the delivery of the second A320 Additional Aircraft and following an agreement between the Buyer and the Seller regarding the list of EO applicable to the A320 Additional Aircraft, the Seller will provide the Buyer with a commercial offer on a per 320 Additional Aircraft basis for the incorporation of EO into the A320 Additional Aircraft, [...***...]. Such proposal will consider the Seller and the Manufacturer's industrial, commercial and certification constraints. The Buyer shall (i) within 30 days of receipt of the Seller's offer, execute all relevant RFCs and SCNs corresponding to the EO selected to be incorporated in the A320 Additional Aircraft prior to delivery and (ii) comply with all requirements of Clause 18 of the Agreement in the event certain equipments are provided by the Buyer as BFE.


----------------------------------
* Confidential Treatment Requested

                                                                    EXHIBIT C

                            INTENTIONALLY LEFT BLANK


                                     ExhC-1

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                            200.83 AND 240.24b-2

                                                                     EXHIBIT D-1

                         AIRCRAFT PRICE REVISION FORMULA

l.       BASE PRICE

         The Base Price of the A318 Aircraft is as quoted in Subparagraph 3.2.A.2.1 of the Amendment (January 1999 delivery conditions) and will be escalated as set forth in this Exhibit D-1.

2.       BASE PERIOD

         The above Base Price has been established in accordance with the averaged economic conditions prevailing in December 1997/January 1998/February 1998 and corresponding to theoretical delivery conditions prevailing in January 1999 as defined by [...***...] index values indicated in Paragraph 4 of this Exhibit D-1.

         The Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D-1.

         [...***...] index values indicated in Paragraph 4 of this Exhibit D-1 will not be subject to any revision of these indexes.

3.       REFERENCE INDEXES

         Labor Index:  [...***...].

         Material Index:  [...***...]

4 -      REVISION FORMULA

         [...***...]

         In determining the Revised Base Price at delivery of the A318 Aircraft, each quotient will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

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                                   ExhD1 - 1

                                                                     EXHIBIT D-1

5.       GENERAL PROVISIONS

5.1      Substitution of Indexes

         In the event that:

         (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

         (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

         (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

         the Seller will select a substitute index.

         Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2      Final Index Values

         The Revised Base Price at the date of A318 Aircraft delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of A318 Aircraft delivery.

                                   ExhD1 - 2

                                            ***TEXT OMITTED AND FILED SEPARATELY
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                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2

                                                                     EXHIBIT D-2

                     REVISED AIRFRAME PRICE REVISION FORMULA


l.       BASE PRICE

         The Base Price of the A320 Airframe for the Additional A320 Aircraft, the Base Price of the A319 Airframe for the Additional A319 Aircraft and the Base Price of the A321 Airframe for the Additional A321 Aircraft are as set forth in the Amendment in January 1998 delivery conditions and will be escalated to the date of Additional Firm Aircraft (excluding A318 Aircraft) delivery as set forth in this Exhibit D-2.

2.       BASE PERIOD

         The above Base Price has been established in accordance with the averaged economic conditions prevailing in December 1996/January 1997/February 1997 and corresponding to theoretical delivery conditions prevailing in January 1998 as defined by [...***...] index values indicated in Paragraph 4 of this Exhibit D-2.

         The Base Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit D-2.

         [...***...] index values indicated in Paragraph 4 of this Exhibit D-2 will not be subject to any revision of these indexes.

3.       REFERENCE INDEXES

         Labor Index:  [...***...].

         Material Index:  [...***...].



4 -      REVISION FORMULA

         [...***... ].

         In determining the Revised Base Price at delivery of the Additional Firm Aircraft (excluding A318 Aircraft), each quotient will be calculated to the nearest ten

----------------------------------
* Confidential Treatment Requested

                                   ExhD2 - 1

                                                                     EXHIBIT D-2

         thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. The final factor will be rounded to the nearest ten thousandth (4 decimals). After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1      Substitution of Indexes

         In the event that:

         (i) the U.S. Department of Labor substantially revises the methodology of calculation of any of the indexes referred to hereabove, or

         (ii) the U.S. Department of Labor discontinues, either temporarily or permanently, any of the indexes referred to hereabove, or

         (iii) the data samples used to calculate any of the indexes referred to hereabove are substantially changed,

         the Seller will select a substitute index.

         Such substitute index will reflect as closely as possible the actual variations of the wages or of the material costs, as the case may be, used in the calculation of the original index.

         As a result of this selection of a substitute index, the Seller will make an appropriate adjustment to its price revision formula, allowing to combine the successive utilization of the original index and of the substitute index.

5.2      Final Index Values

         The Revised Base Price at the date of Additional Firm Aircraft (excluding A318 Aircraft) delivery will be final and will not be subject to further adjustments of any kind and for any reason to the applicable indexes as published at the date of Additional Firm Aircraft (excluding A318 Aircraft) delivery.

                                   ExhD2 - 2

                                                                       EXHIBIT E


                INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA

l.       REFERENCE PRICE

         The V2533-A5 Reference Price of a set of two (2) International Aero Engines V2533-A5 Propulsion Systems is as quoted in Subparagraph 6.2.A.2.4 of this Amendment.

         This V2533-A5 Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit E.

2.       REFERENCE PERIOD

         The above V2533-A5 Reference Price has been established in accordance with the economic conditions prevailing in March 1988 (or July 1988 theoretical delivery conditions) as defined, according to International Aero Engines, by the HEb, MMPb and EPb index values indicated in Paragraph 4 of this Exhibit E.

3.       INDEXES

         Labor Index: "Aircraft Engines and Engine Parts" Standard Industrial Classification 3724--Average hourly earnings (hereinafter referred to as "HE SIC 3724"), published by the US Department of Labor, Bureau of Labor Statistics, in "Employment and Earnings," Establishment Data:
         Hours and Earnings (Table B-15: Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry) or such other names which may be from time to time used for the publication title and/or table.

         Material Index: "Metals and Metal Products" Code l0 (hereinafter referred to as "MMP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100.) or such other names which may be from time to time used for the publication title and/or table.

         Energy Index: "Fuels and Related Products and Power" Code 5 (hereinafter referred to as "EP-Index"), published by the US Department of Labor, Bureau of Labor Statistics, in "PPI Detailed Report" (Table 6: Producer price indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

                                    ExhE - 1

                                                                       EXHIBIT E

4.       REVISION FORMULA

         Pn =     Pb [(0.60 HEn)/HEb + (0.30 MMPn)/MMPb + (0.l0 EPn)/EPb]

         Where

         Pn=      Revised V2533-A5 Reference Price of a set of two (2)
                  Propulsion Systems at delivery of the A321 Additional
                  Aircraft.

         Pb=      V2533-A5 Reference Price at March 1988 economic conditions.

         HEn= HE SIC 3724 for the fourth month prior to the month of delivery of the A321 Additional Aircraft.

         HEb=     HE SIC 3724 for March 1988 (= 13.58)

         MMPn= MMP-Index for the fourth month prior to the month of delivery of the A321 Additional Aircraft.

         MMPb =   MMP-Index for March 1988 (= 115.4)

         EPn= EP-Index for the fourth month prior to the month of delivery of the A321 Additional Aircraft.

         EPb=     EP-Index for March 1988 (= 65.9)

         In determining the revised V2533-A5 Reference Price each quotient ((0.60 HEn)/HEb, (0.30 MMPn)/MMPb, (0.l0 EPn)/EPb) will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place will be raised to the next higher figure.

         After final computation, Pn will be rounded to the next whole number (0.5 or more rounded to l).

5.       GENERAL PROVISIONS

5.1 The revised V2533-A5 Reference Price at delivery of the A321 Additional Aircraft will be the final price and will not be subject to further adjustments in the indexes.

5.2 If no final index value is available for any of the applicable months, the published preliminary figures will be the basis on which the revised V2533-A5 Reference Price will be computed.

                                    ExhE - 2

                                                                       EXHIBIT E

5.3 If the US Department of Labor substantially revises the methodology of calculation of the indexes referred to in this Exhibit E or discontinues any of these indexes, the Seller will, in agreement with International Aero Engines, apply a substitute for the revised or discontinued index, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued. Appropriate revision of the formula will be made to accomplish this result.

5.4 Should the above escalation provisions become null and void by action of the US Government, the V2533-A5 Reference Price will be adjusted to reflect increases in the cost of labor, material and fuel which have occurred from the period represented by the applicable V2533-A5 Reference Price indexes to the fourth month prior to the scheduled delivery of the A321 Additional Aircraft.

5.5 The revised V2533-A5 Reference Price at delivery of the A321 Additional Aircraft in no event will be less than the V2533-A5 Reference Price defined in Paragraph 1 of this Exhibit E.

                                   ExhE - 3

                                                                       EXHIBIT F




                            INTENTIONALLY LEFT BLANK






                                     ExhF-1

                                                                       EXHIBIT G

                            CERTIFICATE OF ACCEPTANCE


In accordance with the terms of that certain Airbus A319/A320 Purchase Agreement (the "Purchase Agreement") dated as of September 12, 1997, as amended over time, between AVSA, S.A.R.L. ("AVSA") and America West Airlines, Inc. ("AWE"), the acceptance inspection relating to the Airbus A318 Aircraft (or A319 Aircraft or A320 Aircraft or A321 Aircraft, as applicable) (the "Aircraft"), manufacturer's serial no. _____, FAA Registration No.: _____, with two (2) PW 6124 series propulsion systems (or with two (2) IAE _____ series propulsion systems for A319, A320 and A321 Aircraft) installed thereon, serial nos. _____ (position #1) and _____ (position #2) has taken place at Hamburg, Germany (or Toulouse, France as applicable) on the_____ day of _____ , _____ .

In view of said inspection having been carried out with satisfactory results, and with any remaining discrepancies noted separately, AWE hereby accepts delivery of the Aircraft as being in conformity with the provisions of the Purchase Agreement, as amended.

This acceptance shall not impair the rights of AWE that derive from the warranties relating to the Aircraft set forth in the Purchase Agreement, as amended.

AWE specifically recognizes that it has waived any right it may have at law or otherwise to revoke this acceptance of the Aircraft.

                                  RECEIPT AND ACCEPTANCE OF THE ABOVE-DESCRIBED AIRCRAFT ACKNOWLEDGED



                                  ---------------------------------------------
                                  America West Airlines, Inc.


                                  By:
                                  ---------------------------------------------

                                  Title:
                                  ---------------------------------------------

                                     ExhG-1

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                    UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                                                                       EXHIBIT H

                   AMENDED AND RESTATED TECHNICAL PUBLICATIONS

                                     GENERAL

         This Exhibit H lists the form, type, quantity and delivery dates for the Technical Publications to be provided to the Buyer pursuant to Clause 14 of the Agreement as amended by this Amendment. The term Aircraft used herein shall refer to Aircraft or Additional Firm Aircraft under the Agreement, as amended, as applicable.

         It is hereby agreed and understood that Technical Publications listed hereafter will be provided by the Seller to the Buyer under a revision service format to include the Aircraft as defined under the Agreement and the Additional Aircraft as defined under this Amendment. Technical Publications marked (+) in this Exhibit H refer to combined A318/A319/A320/A321 Technical Publications. Only the following Technical Publications cannot be combined and shall be provided type specifically for the A319, A320, A321 and the A318 Aircraft:

         -        Maintenance Facility Planning Manual

         -        Flight Manual

         -        Master Minimum Equipment List

         -        Weight and Balance Manual

         -        Component Documentation Status

         -        Airplane Characteristics

         -        Aircraft Recovery Manual

         -        Crash Crew Chart

         The Technical Publications are published in accordance with ATA Specification 200 revision 23, with the exception of certain Component Maintenance Manuals, which may be written to an ATA Specification 200 revision other than revision 23.

         When available, the Seller shall provide the Buyer with on line connection to the applicable software program allowing the Buyer to access on line the Installation and Assembly Drawings referred to in Subparagraph 1.1 hereafter.

1.       ENGINEERING DOCUMENTS

1.1      Installation and Assembly Drawings ( IAD)--C

         The IAD will be delivered according to the Seller's standard for the major Assembly and Installation drawings.

1.2      Drawing Number Index (DNI)--C

         The DNI lists applicable drawings of the Aircraft delivered under the Agreement.


                                     ExhH-1

1.3      Process and Material Specification (PMS)

         The PMS contains data related to manufacturing processes, material identification and treatments used in the construction and assembly of the Aircraft.

1.4      Standards Manual (SM)

         The SM contains data about Seller approved standards and includes cross reference lists.


2.       MAINTENANCE AND ASSOCIATED MANUALS

2.1      APU Build-up Manual (ABM)

         The ABM follows the format adopted for the Power Plant Build-up Manual.

2.2      Aircraft Maintenance Manual (AMM)--C

         The component location section of the AMM will show those components detailed in the AMM maintenance procedures. The trouble shooting part is covered in Subparagraph 2.19 below.

         *Aircraft Maintenance Manual Chapter 05 Time Limits (Service Life Limits) and Maintenance Checks are only delivered in hard copies.

2.3      Aircraft Schematics Manual (ASM)--C

         The ASM is part of the Wiring Manual. Supplied as a separate manual for schematics.

2.4      Aircraft Wiring Manual (AWM)--C

         The AWM is part of the Wiring Manual. Supplied as a separate manual for wirings.

2.5      Aircraft Wiring Lists (AWL)--C

         The AWL is part of the Wiring Manual. Supplied as a separate document for lists.

2.6      Consumable Material List (CML)

         The CML details the characteristics and gives procurement sources of consumable materials such as grease, oil, etc.

2.7      Duct Repair Manual (DRM)

         The DRM contains all the data necessary to locate, identify, repair and/or replace sub-assemblies of metallic ducts. It also includes details of tests necessary after repair.


                                     ExhH-2

2.8      Fuel Pipe Repair Manual (FPRM)

         The FPRM provides workshop repair procedures and data for specific fuel pipes, after removal from any aircraft of the Manufacturer of the type of the Aircraft.

2.9      Illustrated Parts Catalog (IPC)--C

         The IPC for the power plant is provided separately.

2.10     Illustrated Parts Catalog (power plant) (PPIPC)--C

         The PPIPC covers line replaceable parts and units of the power plant, provided by the Propulsion Systems manufacturer.

2.11     Illustrated Tool and Equipment Manual (TEM)

         The TEM provides information on Ground Equipment and Tools listed in the Seller's Aircraft Maintenance Manual.

2.12     Maintenance Facility Planning (MFP)

         The MFP provides information that will assist airline personnel concerned with long term planning of ramp or terminal operations, Aircraft maintenance on the ramp and in the hangar, overhaul and testing of structure and system components.

2.13     Maintenance Planning Document (MPD)

         The MPD provides maintenance data necessary to plan and conduct Aircraft maintenance checks and inspections.

2.14     Power Plant Build-up Manual (PPBM)

         The PPBM provides instructions for the installation of a quick engine change kit on a bare engine.

2.15     Support Equipment Summary (SES)

         The SES lists support equipment recommended by the Seller, the Propulsion Systems manufacturer and Vendors.

2.16     Tool Drawings (TD)

         TD's will be supplied in the form of aperture cards for the Seller and, when available, Vendor maintenance tools. A Tool Drawing Index (TDI) will be supplied.

2.17     Tool Drawing Index (TDI)

         The TDI is an alpha-numeric listing of the TD's.


                                     ExhH-3

2.18     Tool and Equipment Bulletin (TEB)

         The TEB provides advance information related to tools and test equipment development.

2.19     Trouble Shooting Manual (TSM)--C

         The TSM complements the CFDS and provides trouble-shooting data in the following three levels:

         Level 1 -         Aimed at line use.  Fault isolation guidance for
                           systems or parts of systems monitored mainly by CFDS.
                           Also guidance for systems not monitored by CFDS.

         Level 2 -         Aimed at hangar use. Fault isolation guidance for
                           non-CFDS monitored systems in the form of functional block diagrams, charts and tables.

         Level 3 -         Aimed at engineering use. List of CFDS messages
                           and decoding of trouble shooting data (decoding of coded messages provided by the CFDS). Level 3 is supplied on floppy disk.


3.       MISCELLANEOUS DOCUMENTATION

3.1      Airplane Characteristics for Airport Planning (AC)

         The AC will be in general accordance with Specification NAS 3601.

3.2      Aircraft Recovery Manual (ARM)

         The ARM provides the following planning information: preparing and moving a disabled aircraft that may be obstructing airport traffic.

3.3      Cargo Loading System Manual (CLS)

         The CLS details handling procedures for the Cargo Loading System.

3.4      Crash Crew Chart (CCC)

         The CCC provides information concerning access to the Aircraft interior, location of safety equipment, hazardous liquids, etc.

3.5      Guidelines for Customer Originated Changes (GCOC)

         The GCOC provides production and presentation rules for the data covering Buyer originated changes on the Aircraft to be incorporated by the Seller in the Technical Publications as per Subclause 14.11 of the Agreement.

3.6      List of Radioactive and Hazardous Elements (LRE)

         The LRE provides information on components and materials for which specific precautions have to be taken.


                                     ExhH-4

3.7      List of Applicable Publications (LAP)--C

         The LAP will record the Seller's various Airframe Technical Publications indicating the last valid revision number and issue date.

3.8      Livestock Transportation Manual (LTM)

         The LTM details the facilities, equipment and procedures necessary for live animal transportation in aircraft of the Manufacturer of the type of the Aircraft.

3.9      Service Bulletins (SB)--C

         The Buyer will receive all Service Bulletins applicable to the Aircraft.

3.10     Service Bulletin Index (SBI)

         The SBI is a listing of all Service Bulletins issued in ATA 100 chapter sequence.

         The SBI provides details of SB number, SB title, associated modification number, issue status, Vendor SB number (if applicable) and affected fleet.

3.11     Service Information Letters (SIL)

         SILs give information of a general nature and also about minor changes or inspections the Buyer may wish to apply under the Buyer's authority.

3.12     Transportability Manual (TM)

         The TM gives cargo hold dimensions for currently available cargo Aircraft, transportation information and requirements for large Aircraft components. Component dimensions, weights and shelf life limitations are also given.

3.13     Supplier Product Support Agreements (SPSA)

         The SPSA is a collection of product support conditions negotiated by the Manufacturer with the suppliers of Aircraft equipment.

3.14     Vendor Information Manual (VIM)

         The VIM provides Vendor contact information.

3.15     Vendor Information Manual (GSE) (VIM/GSE)

         The VIM/GSE gives contact names and addresses of Ground Support Equipment (GSE) vendors and their product support organizations.


4.       OPERATIONAL MANUALS

4.1      Abnormal/Emergency Check List (CL)--C

         The CL is an extract from the FCOM presented as a booklet for quick in-flight use.


                                     ExhH-5

4.2      Flight Crew Operating Manual (FCOM)--C

         The FCOM provides Aircraft and systems descriptions, normal, abnormal and emergency procedures as well as operational performance.

4.3      FAA Approved Flight Manual (AFM)--C

         The AFM provides Aircraft performance operating limitations and other flight data required by the relevant airworthiness authorities for certification. It includes the Configuration Deviation List (CDL).

4.4      Master Minimum Equipment List (MMEL)

         The MMEL defines the components and the related conditions under which, when the components are defective, the Aircraft may be cleared for flight. In addition, the MMEL provides the necessary information to establish the Buyer's own Minimum Equipment List (MEL).

4.5      Performance Engineering Program (PEP)

         The PEP consists of a Low Speed Performance data base and a High Speed Performance data base together with their respective programs. The Performance Engineering Program may be used by the Buyer under the license conditions set forth in Appendix A to this Exhibit H.

         The Low Speed Performance programs consist of the Take-off and Landing Chart computation program (TLC) which permits the computation of:

         - regulatory take-off and landing performance,

         - noncertified take-off performance accounting for runway data and weather, together with the Tabulation and Interpolation program (TAB), issued with the AFM, which permits the reading, editing and interpolation of the tables listed in the AFM.

         The High Speed Performance programs are the In Flight Performance computation program (IFP) which permits computation of Aircraft performance for each flight phase and the Aircraft Performance Monitoring program (APM) which permits analysis of Aircraft cruise performance from data recorded during stabilized flight periods.


                                     ExhH-6

4.6      Performance Program Manual (PPM)

         The PPM is the users' guide for the Performance Engineering Program
         (PEP).

4.7      Noise Level Calculation Program (NLCP)

         The NLCP is a software program which includes all the performance and noise data for each A320 family aircraft/engine combination. When combined with the OCTOPER software, it provides take-off and approach noise computations.

4.8      OCTOPER

         Operational Flight path computation to optimize gross flight path.

4.9      Weight and Balance Manual (WBM) and
         Weight and Balance Manual Supplements--C

         The corresponding supplements:

         -Delivery Weighing Report,

         -Equipment List,

         will be delivered with each Aircraft or Additional Firm Aircraft, as applicable.


5.       OVERHAUL DATA

5.1      Component Documentation Status (CDS)--C

         The CDS lists Component Maintenance Manuals in accordance with Subparagraphs 5.4 and 5.5 below.

5.2      Component Evolution List (CEL)

         The CEL is a noncustomized document listing all components on the Aircraft and also gives the evolution of each component.

         The information is provided in order of:

         - part number

         - FSCM

         - ATA reference.

5.3      Cable Fabrication Manual (CFM)

         The CFM contains all the data necessary to locate, identify, manufacture and test control cables used on the Aircraft. An appendix contains cable end fitting specification sheets, and detailed manufacturing instructions.


                                     ExhH-7

5.4      Component Maintenance Manual Manufacturer (CMMM)

         The CMMM contains all the data necessary to locate, identify and maintain Aircraft components manufactured by the Seller.

5.5      Component Maintenance Manual Vendor (CMMV)

         The Seller shall endeavor to ensure that each Vendor of repairable components shall deliver to the Buyer a Component Maintenance Manual Vendor with revision service.


6.       STRUCTURAL MANUALS

6.1      Nondestructive Testing Manual (NTM)

         The NTM supplies Airframe data necessary to carry out nondestructive testing.

6.2      Structural Repair Manual (SRM)

         The SRM contains descriptive information for identification and repair of the Airframe primary and secondary structure.

                                     FORMAT

AC       APERTURE CARD. Refers to 35mm film contained on punched aperture cards.

CD       CD-ROM.

D        FLOPPY DISK

F        MICROFILM.  Refers to 16mm roll film in 3M type cartridges.

MP Refers to paper printed one side, unpunched quality shall be suitable for further reproduction or microfilming.

MT       MAGNETIC TAPE

P1 PRINTED ONE SIDE. Refers to manuals in paper with print on one side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

SMF SILVER MASTER FILM. Refers to thick diazo film suitable for further reproduction.

                                      TYPE

C        CUSTOMIZED.  Refers to manuals which are customized to specific MSNs.

E        ENVELOPE.  Refers to manuals which are not customized.


                                     ExhH-8

P PRELIMINARY. Refers to preliminary data or manuals which may consist of:

         -either one time issue not maintained by revision service, or

         -preliminary issues maintained by revision service until final manual or data delivery, or

         -supply of best available data under final format with progressive completion through revision service.

                                    DELIVERY

Manual delivery is expressed either as the number of days prior to delivery of the first Aircraft or first A318 Aircraft (as applicable) or as nil (0), which designates the date of delivery of the first Aircraft or first A318 Aircraft (as applicable).

It is agreed that the number of days indicated will be rounded up to the next regular revision release date.

Quantity reflects the number of revision or full manual whenever appropriate, which shall be provided to the Buyer.


MANUALS AVAILABLE (headlines)

1 - ENGINEERING DOCUMENTS

2 - MAINTENANCE & ASSOCIATED MANUALS

3 - MISCELLANEOUS PUBLICATIONS

4 - OPERATIONAL MANUALS AND DATA

5 - OVERHAUL DATA

6 - STRUCTURAL MANUALS


                                     ExhH-9

1.       ENGINEERING DOCUMENTS

         +       Installation and Assembly           IAD       [...***...]        [...***...]        [...***...]      (2)      0
        (1)      Drawings


         +       Parts Usage (Effectivity)           PU        [...***...]        [...***...]        [...***...]      (2)      0


         +       Schedule (Drawing                   S         [...***...]        [...***...]        [...***...]      (2)      0
                 Nomenclature)

         +       Drawing Number Index                DNI       [...***...]        [...***...]        [...***...]      (2)      0


         +       Process and Material                PMS       [...***...]        [...***...]        [...***...]       AN      0
                 Specification                                 [...***...]        [...***...]        [...***...]       AN      0


         +       Standards Manual                    SM        [...***...]        [...***...]        [...***...]       AN      0


         +       Electrical Load Analysis            ELA       [...***...]        [...***...]        [...***...]       AN      0


                 Stress Data and Analysis 3

         1 Plus (+) signs indicates a combined A318/A319/A320/A321 (if applicable) Technical Publication.


         2 Revision service for the manufacture drawings is restricted to cover the Aircraft/Additional Firm Aircraft configuration at delivery.


         3 The Seller will provide, after the date hereof, an index of available stress data for the Additional Firm Aircraft. The Seller will provide the Buyer stress data on a case-by-case basis upon the Buyer's request. Upon receipt of the Buyer's request, the Seller will immediately make available the requested stress data through its design office.

----------------------------------
* Confidential Treatment Requested

                                    ExhH-10

2.       MAINTENANCE & ASSOCIATED MANUALS

         +       APU Build-up Manual                 ABM       [...***...]        [...***...]         [...***...]         AN    90


         +       Aircraft Maintenance Manual         AMM       [...***...]        [...***...]         [...***...]         4     90
                                                               [...***...]        [...***...]         [...***...]         4     90


         +       Aircraft Schematics Manual          ASM       [...***...]        [...***...]         [...***...]         4     90
                                                               [...***...]        [...***...]         [...***...]         4     90


         +       Aircraft Wiring Manual              AWM       [...***...]        [...***...]         [...***...]         4     90
                                                               [...***...]        [...***...]         [...***...]         4     90
                                                               [...***...]        [...***...]         [...***...]         4     90


         +       Aircraft Wiring Lists               AWL       [...***...]        [...***...]         [...***...]         4     90
                                                               [...***...]        [...***...]         [...***...]         4     90


         +       Consumable Material List            CML       [...***...]        [...***...]         [...***...]         AN    90


         +       Component Location Manual           CLM       [...***...]        [...***...]         [...***...]         4     90


         +       Duct Repair Manual                  DRM       [...***...]        [...***...]         [...***...]         AN    90


         +       Fuel Pipe Repair Manual             FPRM      [...***...]        [...***...]         [...***...]         AN    90


----------------------------------
* Confidential Treatment Requested


                                    ExhH-11

         +       Illustrated Parts Catalog           IPC       [...***...]        [...***...]         [...***...]         4      90
                 (Airframe)                                    [...***...]        [...***...]         [...***...]         4      90


         +       Illustrated Parts Catalog           PIPC                         [...***...]                             4      90
                 (Power Plant)(5)                                                 [...***...]                             4      90
                                                                                  [...***...]                             4      90


         +       Illustrated Tool and Equipment      TEM       [...***...]         [...***...]        [...***...]         AN     360
                 Manual

         +       Maintenance Facility Planning       MF        [...***...]         [...***...]        [...***...]         AN     90


         +       Maintenance Planning Document       MPD       [...***...]         [...***...]        [...***...]         AN     360


         +       Power Plant Build-up Manual(5)      PPBM      [...***...]         [...***...]        [...***...]         AN     90


         +       Support Equipment Summary           SES       [...***...]        [...***...]         [...***...]         AN     360
                                                               [...***...]        [...***...]         [...***...]         AN     360
                                                               [...***...]        [...***...]         [...***...]         AN     360


         +       Tool and Equipment Drawings         TD        [...***...]         [...***...]        [...***...]         AN     360


         +       Tool and Equipment Index            TEI       [...***...]         [...***...]        [...***...]         AN     360

         5 Supplied by the Propulsion Systems Manufacturer

         ----------------------------------
         * Confidential Treatment Requested

                                    ExhH-12

         +       Trouble Shooting Manual            TSM       [...***...]        [...***...]         [...***...]         4       90
                                                              [...***...]        [...***...]         [...***...]                 90
                                                              [...***...]        [...***...]         [...***...]                 90
                                                              [...***...]        [...***...]         [...***...]                 90


         +       Aircraft Documentation Retrieval   ADRES     [...***...]        [...***...]         [...***...]         4
                 System


         +       Computer Assisted Aircraft         CAATS     [...***...]        [...***...]         [...***...]         4
                 Troubleshooting




3.       MISCELLANEOUS PUBLICATIONS

                 Airplane Characteristics for       AC        [...***...]        [...***...]         [...***...]         AN      360
                 Airport Planning


                 Aircraft Recovery Manual           ARM       [...***...]        [...***...]         [...***...]         4       90
                                                              [...***...]        [...***...]         [...***...]         4       90
                                                              [...***...]        [...***...]         [...***...]         4       90
                                                              [...***...]        [...***...]         [...***...]         4       90


                 Crash Crew Chart                   CCC       [...***...]        [...***...]         [...***...]         AN      180


         +       Guidelines for Customer            GCOC      [...***...]        [...***...]         [...***...]         AN      0
                 Originated Changes


         +       List of Radioactive and            LRE       [...***...]        [...***...]         [...***...]         AN      90
                 Hazardous Elements


         +       List of Applicable Publications    LAP       [...***...]        [...***...]         [...***...]         AN      90

          ----------------------------------
          * Confidential Treatment Requested


                                    ExhH-13

         +      Livestock Transportation Manual     LTM       [...***...]        [...***...]         [...***...]         AN      90


         +      Service Bulletin                    SB        [...***...]        [...***...]         [...***...]         AN      0
                                                              [...***...]        [...***...]         [...***...]         AN      0
                                                              [...***...]        [...***...]         [...***...]         AN      0


         +      Service Bulletin Index              SBI       [...***...]        [...***...]         [...***...]         AN      90


         +      Service Information Letters         SIL       [...***...]        [...***...]         [...***...]         AN      0


         +      Technical Publications Combined     TPCI      [...***...]        [...***...]         [...***...]         AN
                Index


         +      Transportability Manual             TM        [...***...]        [...***...]         [...***...]         AN      90


                Supplier Product Support            SPSA      [...***...]        [...***...]         [...***...]         AN      360
                Agreements (SPSA)


         +      Vendor Information Manual           VIM       [...***...]        [...***...]         [...***...]         AN      360


         +      Vendor Information Manual GSE       GSE       [...***...]        [...***...]         [...***...]         AN      360


4.       OPERATIONAL MANUALS AND DATA

         +      Check List/Abnormal/Emergency/      CL/QRH    [...***...]        [...***...]         [...***...]         AN      90
                Quick Reference Handbook

          ----------------------------------
          * Confidential Treatment Requested


                                    ExhH-14

         +       Flight Crew Operating Manual(6)    FCOM      [...***...]        [...***...]         [...***...]         AN     90


                 Flight Manual                      FM        [...***...]        [...***...]         [...***...]         AN      0


                 Master Minimum Equipment List      MMEL      [...***...]        [...***...]         [...***...]         AN      90
                                                              [...***...]        [...***...]         [...***...]         AN      90

                 Noise Level Calculation program    LCP       [...***...]        [...***...]         [...***...]         AN      90

                 Performance Engineering Program    PEP       [...***...]        [...***...]         [...***...]         AN      90


         +       Performance Program Manual         PPM       [...***...]        [...***...]         [...***...]         AN      90

                 Octoper                            OCTOPER   [...***...]        [...***...]         [...***...]         AN      90

                 Weight and Balance Manual          WBM       [...***...]        [...***...]         [...***...]         AN      0
                                                              [...***...]        [...***...]         [...***...]         AN      0


[...***...]

5        OVERHAUL DATA

                 Component Documentation Status     CDS       [...***...]        [...***...]         [...***...]         AN      180

         6 [...***...]

         ----------------------------------
         * Confidential Treatment Requested


                                    ExhH-15

         +       Component Evolution List(6)        CEL       [...***...]        [...***...]         [...***...]         AN


         +       Cable Fabrication Manual           CFM       [...***...]        [...***...]         [...***...]         AN      90


         +       Component Maintenance Manual       CMMM      [...***...]        [...***...]         [...***...]         AN      180
                 Airframe Manufacturer(7)

         +       Component Maintenance Manual       CMMV      [...***...]        [...***...]         [...***...]         AN      180
                 Vendor


6        STRUCTURAL MANUALS

         +       Nondestructive Testing Manual      NTM       [...***...]        [...***...]         [...***...]         4      90


         +       Structural Repair Manual           SRM       [...***...]        [...***...]         [...***...]         4      90
                                                              [...***...]        [...***...]         [...***...]         4      90
                                                              [...***...]        [...***...]         [...***...]         4      90

         6 Optional - Delivered as follow-on for CDS.


         7 The Buyer will receive one generic preliminary copy prior to delivery of the first Aircraft.

----------------------------------
* Confidential Treatment Requested


                                    ExhH-16

                                                                   APPENDIX A TO
                                                                       EXHIBIT H

                                LICENSE FOR USE
                  OF THE PERFORMANCE ENGINEERING PROGRAMS (PEP)


1.       GRANT

         The Seller grants to the Buyer the right to use the Performance Engineering Programs (PEP) in machine readable form on a single computer network during the term of this license agreement (the "License Agreement").

         Use of the PEP in readable form shall be limited to one (1) copy. However, the Buyer may make duplicate copies, provided that they are either contained in the same network as the original copy, or produced for checkpoint and restart purposes or made with the consent of the Seller for a specific need.

2.       MERGING

         The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer, but, on termination of this License Agreement, the Buyer shall remove the PEP from the other program material with which it has been merged.

         The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3.       PERSONAL LICENSE

         The above described license is personal to the Buyer and its computer service contractors, nontransferable and nonexclusive.

4.       INSTALLATION

         It is the Buyer's responsibility to install the PEP and to perform any mergings and checks. The Seller shall, however, assist the Buyer's operations engineers in the initial phase following the delivery of the PEP until such personnel reach the familiarization level required to make inputs and correlate outputs.

5.       PROPRIETARY RIGHTS AND NONDISCLOSURE

5.1 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.


                                    ExhH-17

5.2 The Buyer undertakes not to disclose the PEP, parts thereof or its contents to any third party except the Buyer's computer service provider, without the prior written consent of the Seller. Insofar as it is necessary to disclose aspects of the PEP to employees, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the employee who needs to know the same.

6.       CONDITIONS OF USE

6.1 The Seller does not warrant that the PEP shall contain no errors. However, should the PEP be found to contain any error at delivery of the PEP, the Buyer shall notify the Seller promptly thereof and the Seller shall take all proper steps to correct the same at its own expense.

6.2 The Buyer shall ensure that the PEP is correctly used in appropriate machines as indicated in the Performance Programs Manual (PPM) and that staff are properly trained to use the same, to trace and correct running faults, to restart and recover after fault and to operate suitable checks for accuracy of input and output.

6.3 It is understood that the PPM is the user's guide of the PEP and that the Buyer shall undertake to use the PEP in accordance with the PPM.

6.4 The PEP is supplied under the express condition that the Seller shall have no liability in contract or in tort arising from or in connection with the Buyer's use of or inability to use the PEP.

7.       DURATION

         Subject to the Buyer's compliance with the terms of this License Agreement, the rights under this License Agreement shall be granted to the Buyer for as long as the Buyer operates an Aircraft to which the PEP refers.


                                    ExhH-18

                                                                   APPENDIX B TO
                                                                       EXHIBIT H

                            LICENSE FOR USE OF CD-ROM


1.       GRANT

         The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Troubleshooting (CAATS) on CD-ROM for the term of this License. Use of ADRES and/or CAATS shall be limited to the number of copies agreed between the parties.

         For clarification, it is hereby stated that the Power Plant IPC is not part of the electronic IPC and is only available on other media (paper of film).

2.       TERM

         The rights under the License shall be granted from the date of first delivery of ADRES and/or CAATS to the end of the current year. The grant shall be renewed automatically at the beginning of each calendar year for another year, unless either the Buyer or the Seller gives written notice to the other party three (3) months prior to the end of the License of its intention to terminate the grant. Within thirty (30) days of termination, the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.       REVISION SERVICE

         The Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the documentation in paper or film format.

         ADRES and/or CAATS CD-ROM shall be revised concurrently with the paper and film deliveries. However, temporary revisions are not currently provided in digital data format and are only available in paper format.

4.       PERSONAL LICENSE

         The License is personal to the Buyer, non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS, nor shall it transfer or sub-license ADRES and/or CAATS to any third party, without prior written consent from the Seller.


                                    ExhH-19

5.       INSTALLATION

         The Seller shall provide the list of hardware on which ADRES and/or CAATS shall be installed. The Buyer shall be responsible for procuring such hardware and installing ADRES and/or CAATS.

6.       PROPRIETARY RIGHTS

         ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

7.       COPYRIGHT INDEMNITY

         The Seller shall defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

7.1      immediately notifies the Seller of any such claim;

7.2      makes no admission or settlement of any claim;

7.3 allows the Seller to have sole control of all negotiations for its settlement;

7.4      gives the Seller all reasonable assistance in connection therewith.

8.       CONFIDENTIALITY

         ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

9.       CONDITIONS OF USE

         The Buyer shall not make any copies of ADRES and/or CAATS, except for installation purposes.

9.1 The Seller does not warrant that the operation of ADRES and/or CAATS shall be error free. In the event of an error occurring within thirty
         (30) days of delivery, the sole and exclusive liability of the Seller shall be, at its expense, to correct ADRES and/or CAATS in the following revision.


                                    ExhH-20

9.3 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS LICENSE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND OTHER RIGHTS, CLAIMS OR REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE ADRES AND/OR CAATS DELIVERED UNDER THIS LICENSE.

10.      TRAINING

         In addition to the user guide supplied with ADRES and/or CAATS, training and other assistance may be provided upon the Buyer's request on conditions to be mutually agreed.

11.      REPLACEMENT OF PRODUCT

         For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this License. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement.



                                    ExhH-21

                             LETTER AGREEMENT NO. 1
                               TO AMENDMENT NO. 3


                                                          As of October 14, 1999


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: SPARE PARTS PROCUREMENT


Intentionally Left Blank




                                     LA1-1

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                             LETTER AGREEMENT NO. 2
                               TO AMENDMENT NO. 3

                                                          As of October 14, 1999


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      AIRCRAFT ORDER FLEXIBILITY

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 3 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, (the "Agreement") between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Additional Aircraft and the sale of Growth Aircraft and Purchase Option Aircraft as defined under the Agreement. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement as amended by this Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.       TERMINATION OF LETTER AGREEMENT N0. 2 TO THE AGREEMENT

         Any rights the parties may have had with respect to Growth Aircraft and to the Purchase Option Aircraft under the Agreement are hereby terminated and neither the Buyer nor the Seller will have any further rights or obligations from the date hereof with respect to either the Growth Aircraft or the Purchase Option Aircraft under the Agreement. Letter Agreement No. 2 to the Agreement dated September 12, 1997 is hereby terminated in its entirety and is of no further force and effect.

         It is agreed and understood by the Buyer and the Seller that the [...***...] Growth Aircraft confirmed as firm A320 Aircraft [...***...] pursuant to Amendment No. 2 to the Agreement dated December 9, 1998 will not be affected by this provision.

2.       OPTION AIRCRAFT

2.1 The Seller will provide the Buyer with the right to purchase up to twenty-five (25) Option Aircraft to be delivered, if firmly exercised by the Buyer as set forth herein, according to the following delivery schedule expressed in Quarterly Batches (the "Option Schedule"). [...***...].

         --------------------------------------------------------------------------------------------------------------
                     YEAR/QTR                      [...***...]                    [...***...]                TOTAL
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                    [...***...]                    [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------
                     TOTAL                         [...***...]                    [...***...]               [...***...]
         --------------------------------------------------------------------------------------------------------------

         [...***...].

2.2      Option Fee

         At Amendment execution, the Buyer will pay an option fee of US $ [...***...] (Dollars -- [...***...]) (the "Option Fee") for each Option Aircraft. Each Option Fee is non-refundable only if the Buyer does not later firmly exercise the corresponding Option Aircraft. In the event the Buyer firmly exercises an Option Aircraft as set forth in Subparagraph 2.3 hereafter, the corresponding Option Fee will be applied (without interest) against the Option Aircraft Predelivery Payment as set out in Subparagraph 2.3.4 of Letter Agreement No. 4 to the Amendment at the time of Option Aircraft exercise.


2.3      Option Aircraft Exercise [...***...]

         The Seller grants the Buyer the right for Option Aircraft scheduled for delivery hereunder

         [...***...].

---------------------------------
*Confidential Treatment Requested

                                    LA2 - 2

2.3.1    [...***...]

2.3.2    [...***...]

2.3.3 Concurrently with each Option [...***...] Exercise the Buyer will make, for each Option Aircraft so exercised [...***...], an Option Aircraft Predelivery Payment as set forth in [...***...] of Amended and Restated Letter Agreement No. 4 to the Agreement, as amended, upon which each Option Aircraft exercised will become an Additional Firm Aircraft. In the event that the Seller does not receive [...***...] the Option [...***...] Exercise and the Predelivery Payment referred to in Subparagraph 2.3.3 herein with respect to an [...***...] Aircraft (as may have been converted pursuant to the Substitution Right exercise) on or before the Exercise Date (or such later date as may be established pursuant to the provisions of Subparagraph 2.3.2 (ii) above), then the Buyer's rights with respect to the corresponding Option Aircraft will expire and the parties will have no further obligations to one another with respect to such Option Aircraft.


3.       PURCHASE RIGHT AIRCRAFT

3.1 The Seller also hereby grants the Buyer the right to purchase up to twenty-five (25) Purchase Right Aircraft for delivery dates [...***...] subject to the terms set forth herein. [...***...].

3.2 The Purchase Right Aircraft will remain without reserved delivery quarters by the Seller [...***...] until the Buyer requests a delivery date by written notice to the Seller, such notice also specifying the type of Purchase Right Aircraft the Buyer is considering to firmly purchase. The Seller will then provide in writing within [...***...], subject to its industrial and commercial constraints at the time, a delivery month and year, [...***...] until written confirmation of acceptance from the Buyer and concurrent payment of a Purchase Right Predelivery Payment as set out in [...***...] of Letter Agreement No. 4 to the Amendment (upon which the Purchase Right Aircraft will be an Additional Firm Aircraft under the Agreement).

---------------------------------
*Confidential Treatment Requested

                                    LA2 - 3

4.       RESTATED A319 AIRCRAFT AND A320 AIRCRAFT DELIVERY SCHEDULE

         For convenience purposes only, the Buyer and the Seller agree to restate in this Paragraph 4 the delivery schedule for the A319 Aircraft and for the A320 Aircraft firmly established and agreed to between the parties pursuant to the Agreement prior to the date hereof and also taking into account (with respect to A320 Aircraft) the provisions of Paragraph 1 of this Letter Agreement.

4.1      Restated delivery schedule for A319 Aircraft:


      A319 Aircraft No.            Month/Year of Delivery         A319 Aircraft No.            Month/Year of Delivery
      -----------------            ----------------------         -----------------            ----------------------
                                         [...***...]                                                  [...***...]
              1                                                         12
                                         [...***...]                                                  [...***...]
              2                                                         13
                                         [...***...]                                                  [...***...]
              3                                                         14
                                         [...***...]                                                  [...***...]
              4                                                         15
                                         [...***...]                                                  [...***...]
              5                                                         16
                                         [...***...]                                                  [...***...]
              6                                                         17
                                         [...***...]                                                  [...***...]
              7                                                         18
                                         [...***...]                                                  [...***...]
              8                                                         19
                                         [...***...]                                                  [...***...]
              9                                                         20
                                         [...***...]                                                  [...***...]
             10                                                         21
                                         [...***...]                                                  [...***...]
             11                                                         22

                [Remainder of this page intentionally left blank]

----------------------------------
* Confidential Treatment Requested

                                    LA2 - 4

Restated delivery schedule for A320 Aircraft:

       A320 Aircraft No.            Month/Year of Delivery         A320 Aircraft No.            Month/Year of Delivery
       -----------------            ----------------------         -----------------            ----------------------
                                         [...***...]                                                  [...***...]
              1                                                         13
                                         [...***...]                                                  [...***...]
              2                                                         14
                                         [...***...]                                                  [...***...]
              3                                                         15
                                         [...***...]                                                  [...***...]
              4                                                         16
              5                          [...***...]                                                  [...***...]
                                                                        17
              6                          [...***...]                                                  [...***...]
                                                                        18
                                         [...***...]                                                  [...***...]
              7                                                         19
                                         [...***...]                                                  [...***...]
              8                                                         20
                                         [...***...]                                                  [...***...]
              9                                                         21
                                         [...***...]                                                  [...***...]
             10                                                         22
                                         [...***...]                                                  [...***...]
             11                                                         23
                                         [...***...]                                                  [...***...]
             12                                                         24

5.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement, the Amendment or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.

----------------------------------
* Confidential Treatment Requested

                                     LA2 - 5

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By: /S/ Michele LASCAUX
                                                        -----------------------
                                                     Its:  Director Contracts
                                                          ---------------------



Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By: /S/ Stephen L. Johnson
   -------------------------------
Its: Senior Vice President
   -------------------------------

                                     LA2 - 6

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                             LETTER AGREEMENT NO. 3
                               TO AMENDMENT NO. 3


                                                          As of October 14, 1999


America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      PURCHASE INCENTIVES

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 3 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997 (the "Agreement"), between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Additional Aircraft and the sale of Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement as amended by this Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1.       [...***...] CREDIT MEMORANDA AND PURCHASE INCENTIVES

1.1 In respect of the [...***...], the Seller offers the Buyer credits in the amount of:

                  (i)      US $ [...***...].

                           (US dollars -- [...***...]), and


                                     LA3-1


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                  (ii)     US $  [...***...]

                           (US dollars---[...***...]), and


                  (iii)    US $  [...***...]

                           (US dollars--[...***...]).

         [...***...].

1.2      [...***...].

1.2.1    [...***...].

1.2.2    [...***...].

2.       [...***...].

2.1      [...***...].

2.1.1    [...***...].

2.1.2    [...***...].

2.2      [...***...].

2.2.1    [...***...].

2.2.2    [...***...].

3.       [...***...] CREDIT MEMORANDA

3.1      [...***...].

3.1.1    [...***...].

3.1.2    [...***...].

3.2      [...***...].

3.2.1    [...***...].

3.2.2    [...***...].

                                     LA3-2


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4.       [...***...] CREDIT MEMORANDUM AND PURCHASE INCENTIVES

4.1      [...***...].

4.1.1 The Seller will provide to the Buyer a credit memorandum in the amount of US $[...***...].

4.1.2    [...***...].

4.2      [...***...].

5.       [...***...] CREDITS FOR AIRCRAFT AND ADDITIONAL AIRCRAFT

         Paragraph 5 of Letter Agreement No. 3 to the Agreement is hereby deleted in its entirety and of no further force or effect as of the date hereof. In lieu of the provision contained therein, [...***...].

6.       [...***...] CREDIT MEMORANDA

6.1      [...***...].

6.1.1 The Seller will provide only for the [...***...] a total credit to the Buyer in the amount of US $[...***...].

6.1.2    [...***...].

6.1.3    [...***...].

6.2 The Seller also agrees to provide for [...***...] a total credit to the Buyer in the amount not to exceed US $[...***...].

7.       [...***...] CREDIT MEMORANDUM

7.1 The Seller will provide, [...***...] credit memorandum in the amount of $ [...***...].

7.2 The Seller will provide, [...***...] credit memorandum in the amount of $ [...***...].

7.3      [...***...].

8.       [...***...].

9.       [...***...].

10.      [...***...].

11.      [...***...].

                                     LA3-3


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12.      [...***...].

13.      [...***...].

13.1     [...***...].

13.2     [...***...].

13.3     [...***...].

14.      [...***...].

14.1     [...***...].

14.2     [...***...].

14.3     [...***...].

15.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement No. 2 to the Amendment, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 15 will be void and of no force or effect.

                                     LA3-4


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


         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By: /S/ Michele LASCAUX
                                                        ----------------------
                                                     Its: Director Contracts
                                                         ----------------------

Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By: /S/ Stephen L. Johnson
    -----------------------

Its:Senior Vice President
    -----------------------

                                     LA3-5


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



                       EXHIBIT A TO LETTER AGREEMENT NO. 3
                       -----------------------------------


[...***...]



                                     LA3-6



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                                          *** TEXT OMITTED AND FILED SEPARATELY
                                               CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2



                    LETTER AGREEMENT NO. 4 TO AMENDMENT NO. 3
                          (AMENDED AND RESTATED LETTER
                        AGREEMENT NO. 4 TO THE AGREEMENT)



                                                          As of October 14, 1999

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      PREDELIVERY PAYMENTS

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 3 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to amend and restate Letter Agreement No. 4 to the Agreement with this Letter Agreement No. 4 (the "Letter Agreement") to the Amendment. For the purposes of this Letter Agreement only, the term Aircraft as defined under the Agreement will be deemed to include Additional Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement or the Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.


1.       PRIOR AGREEMENTS, PAYMENTS AND [...***...].

1.1      Old Predelivery Payments

                                     LA4-1

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         The Seller acknowledges that, as of even date herewith, the Buyer has paid to the Seller cash Predelivery Payments in accordance with the 1990 Purchase Agreement in the total amount of US $ [...***...].

1.2      Deposits

         The Seller acknowledges that prior to the date hereof the Buyer has paid the Seller cash deposits for the Aircraft as follows (the "Cash Deposits"):

         (i)   US $ [...***...];

         (ii)  US $ [...***...];

         (iii) US $ [...***...].

         The Cash Deposits were credited into the Prepayment Fund pursuant to the provisions of Subparagraph 1.3 hereof.

1.3      [...***...].

1.4      [...***...].

2.       [...***...] PREDELIVERY PAYMENTS.

2.1 [...***...] predelivery payments [...***...] have been paid by the Buyer to the Seller [...***...]: [...***...]; and [...***...].

2.2      [...***...].

2.2.1    [...***...].

2.2.2    [...***...].

2.3      Adjustment of Predelivery Payments

2.3.1    Predelivery Payment [...***...]

         [...***...].

2.3.2    [...***...].



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                                     LA4-2

2.3.3    [...***...].

2.3.4    [...***...].

2.4      Buyer's Breach of the Agreement

         Notwithstanding the other provisions of the Agreement or this Amendment, in the event the Buyer materially breaches its obligations under the Agreement as amended, [...***...].

2.5      [...***...].

3.       [...***...].

3.1      [...***...].

3.2      [...***...].

3.3      [...***...].

3.4      [...***...].

3.4.1    [...***...].

3.4.2    [...***...].

3.4.3    [...***...].

3.4.4    [...***...].

3.4.4.1 (a)       [...***...].

        (b)       [...***...].

3.4.4.2 (a)       [...***...].

        (b)       [...***...].

3.4.5    [...***...].

3.5      [...***...].


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                                     LA4-3

3.6      [...***...]

3.7      [...***...]


4.       OTHER MATTERS REGARDING PREDELIVERY PAYMENTS FOR PURCHASE RIGHT
         AIRCRAFT

         This Paragraph 4 will be for the sake of clarification only.

         [...***...]

5.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 5 will be void and of no force or effect.



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                                     LA4-4

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By: /S/ Michele LASCAUX
                                                     -------------------------
                                                     Its: Director Contracts
                                                     -------------------------
Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By: /S/ Stephen L. Johnson
--------------------------
Its: Senior Vice President
--------------------------

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                                     LA4-5

                                                                      APPENDIX 1

                                   [...***...]


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                                     LA4-6

IN WITNESS WHEREOF, AMERICA WEST AIRLINES, INC. has caused this [...***...] to be signed in its corporate name by its officer thereunto duly authorized, and to be dated as of the day and year first above written.


                                                     AMERICA WEST AIRLINES, INC.



                                                     By :--------------

                                                     Its:--------------


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                                     LA4-30

                                                                      APPENDIX 2


                                  [...***...]

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                                     LA4-31

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2



                             LETTER AGREEMENT NO. 5
                               TO AMENDMENT NO. 3


                                                          As of October 14, 1999

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      TRAINING AND OTHER PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 3 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the Additional Aircraft and the Aircraft and the support of Airbus aircraft in the Buyer's fleet. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller will provide the training services described in this Letter Agreement on the terms and conditions described herein.

1.       A318 TRAINING PACKAGE

         The Seller will provide the Buyer with the following range of training services described in this Paragraph 1 free-of-charge (the "A318 Training Package"). The terms of Paragraph 5 of Letter Agreement No. 5 to the Agreement excluding Subparagraph 5.1.2, apply to this A318 Training Package.

1.1      Operations/Performance Courses

                                    LA5 - 1

         The Seller will, upon the Buyer's written request, provide or cause to be provided free-of-charge to the Buyer [...***...] to be used for the training courses listed in Appendix A to this Letter Agreement. Courses will be scheduled only for a minimum/maximum number of participants to be agreed upon at the training conference, and may take place in at the Airbus training center located in Miami, Florida, or at the Buyer's base in accordance with the applicable provisions of the Agreement.

         [...***...]

1.2      Maintenance Courses

1.2.1    Maintenance Training

         The Seller will, upon the Buyer's written request, train or cause to be trained free-of-charge the Buyer's ground personnel for a training period equivalent to [...***...] of instruction for the whole range of courses listed in Appendix B to the Agreement. The number of EM-07 (Engine Run-up) courses will be limited to [...***...].

         The courses will only be scheduled for the minimum/maximum number of participants as agreed upon at the training conference. The trainee-days will be debited as follows:

         (i)      For instruction at the Seller's training centers, [...***...].
         (ii) For instruction at locations other than the Seller's training centers, [...***...]. The Buyer will reimburse the expenses for the instructor(s) as set forth in Subparagraph 5.1.7 of Letter Agreement No. 5 to the Agreement.

         [...***...]

1.3      Maintenance Initial Operating Experience

         In order to assist the Buyer with practical line training, such as A318 Aircraft handling and servicing, flight crew/maintenance coordination, use of manuals and any other activities that the instructor might deem necessary, the Seller will, upon the Buyer's written request, provide or cause to be provided to the Buyer, [...***...] at the Buyer's base.

         The Buyer will reimburse the expenses for the instructor as set forth in Subparagraph 5.1.7 below. Additional maintenance instructors can be provided at the Buyer's expense.

1.4      A318 Available Training Aids

         The Seller will provide the Buyer with [...***...] available training aids (VACBI or similar in scope) when developed by the manufacturer at dates to be mutually agreed.

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                                    LA5 - 2

         [...***...]. Such training aids will be the Seller's standard training aids.

         The A318 training aids, as revised, will be for the training of the Buyer's personnel only.

1.5      A318 Training Conference

         Training courses provided for the Buyer's personnel under this Paragraph 1 will be scheduled at dates mutually agreed during a training conference to be held at approximately twelve (12) months prior to the first A318 Aircraft delivery. The courses will be scheduled for a minimum number of participants, to be agreed upon at the training conference.

1.6      Vendors and Propulsion Systems Manufacturer training

         The Seller will ensure that the major A318 Aircraft Vendors and the A318 Propulsion System manufacturer will provide maintenance and overhaul training on their products at appropriate times.

         A list of the Vendors concerned has been furnished to the Buyer, as of the date hereof.

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                                    LA5 - 3

2.       A319 AND A321 ADDITIONAL AIRCRAFT TRAINING

2.1      [...***...].

2.2      A319/A321 Training Conference
         Training courses provided for the Buyer's personnel will be scheduled at dates mutually agreed during a training conference to be held at approximately twelve (12) months prior to the first A319 Additional Firm Aircraft delivery. The courses will be scheduled for a minimum number of participants, to be agreed upon at the training conference.

3.       TECHNICAL PUBLICATIONS FOR ADDITIONAL AIRCRAFT

         The total quantities of technical publications for the Aircraft and the Additional Aircraft will be as set forth in the amended and restated Exhibit H to this Amendment. It is hereby agreed and understood that the content of this amended and restated Exhibit H will not subject the Seller to any duplication of its obligations with respect to the Technical Publications already provided as part of Exhibit H to the Agreement as of the date hereof.


4.       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

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                                    LA5 - 4

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                                     Very truly yours,

                                                     AVSA, S.A.R.L.


                                                     By:  /S/ Michele LASCAUX
                                                        -----------------------
                                                     Its:  Director Contracts
                                                        -----------------------

Accepted and Agreed

AMERICA WEST AIRLINES, INC.



By: /S/ Stephen L. Johnson
   -------------------------------
Its:  Senior Vice President
   -------------------------------

                                                                      APPENDIX A

                   LIST OF A318 OPERATIONS/PERFORMANCE COURSES

         JM01     MANAGEMENT SURVEY COURSE

         JM02     PERFORMANCE ENGINEER'S COURSE

         JM03     DISPATCHER'S COURSE

         JMC5     FLIGHT CREW GROUND INSTRUCTOR'S COURSE

         JM06     WEIGHT AND BALANCE COURSE

         JM07     LOAD MASTER TRANSITION

         JM08     ETOPS DISPATCHER

         JM38     DISPATCHER TRANSITION AND ETOPS QUALIFICATION

         JM67     WEIGHT AND BALANCE, LOAD MASTER TRANSITION

Note: The above list of courses is provided for information only and is subject to modifications.

                                                                      APPENDIX B

                    LIST OF STANDARD A318 MAINTENANCE COURSES

         JM01              GENERAL FAMILIARIZATION

         JM02              RAMP AND TRANSIT

         JM31              LINE MECHANICS/AVIONICS  (LEVEL 2)

         JM42              BASE MECHANICS, ELECTRICS AND AVIONICS (LEVEL 3)

         JM45              BASE MECHANICS AND ELECTRICS (LEVEL 3)

         JM52              BASE ELECTRICS AND AVIONICS (LEVEL 3)

         JM07              ENGINE RUN-UP

         JM09              MECHANIC CONTROL RIGGING

         JM10              CABIN INTERIOR AND EMERGENCY EQUIPMENT

         JM11              STRUCTURE REPAIR

         JM12              ON THE JOB PRACTICAL TRAINING

         JM16              SPECIFIC NONDESTRUCTIVE TESTING

         JM17              COMPOSITE STRUCTURE REPAIR

         JM18              ETOPS MAINTENANCE

         JM20              AIRCRAFT INTEGRATED DATA SYSTEM MAINTENANCE

         JMG04             CARGO LOADING AND HANDLING

         JM42E             A318/A319/A320 DIFFERENCES

         XM15              BASIC DIGITAL AND MICROPROCESSOR

         JM21              STRUCTURE REPAIR FOR ENGINEERS/METALLIC STRUCTURES

         JM23              MATERIALS AND PROCESSES FOR ENGINEERS

Note : The above list of courses is provided for information only and is subject to modifications.

                             LETTER AGREEMENT NO. 6
                               TO AMENDMENT NO. 3

                                                          As of October 14, 1999



America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034


Re:      MISCELLANEOUS PRODUCT SUPPORT AND AIRCRAFT DELIVERY MATTERS




Intentionally Left Blank

                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                    UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2


                             LETTER AGREEMENT NO. 7
                               TO AMENDMENT NO. 3


                                                          As of October 14, 1999

America West Airlines, Inc.
Phoenix Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re:      A318-100 PERFORMANCE GUARANTEES

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 3 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A318 Additional Aircraft. For the purposes of this Letter Agreement only the term Aircraft will mean the A318 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement and as amended by the Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The Seller, in its capacity as "the Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following performance guarantees from the Manufacturer, in its capacity as "the Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts, all of the rights and obligations of the Seller in its capacity as "the Buyer" as aforesaid under the said performance guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.


                                    LA7 - 1

         Capitalized terms utilized in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "the Seller" refers to the Manufacturer and the term "the Buyer" refers to the Seller.

QUOTE

         PREAMBLE

         The guarantees defined below (the "Guarantees") are applicable to the Aircraft as described in the A318 Standard Specification Ref. P.000.01000, Issue A, dated November 1998 and amended by Specification Change Notices (SCN) for:


         (i)   the fitting of Pratt and Whitney PW6124 Propulsion Systems,

         (ii) [...***...] Design Maximum Take Off Weight [...***...], [...***...] Design Maximum Landing Weight [...***...], and
         (iii) [...***...] Design Maximum Zero Fuel Weight [...***...]

         and without taking into account any further changes thereto as provided in the Agreement as amended by the Amendment. The Guarantees are contingent upon the signature by the Buyer and the Seller of the SCNs and will be appropriately adjusted pursuant to Paragraph 7 herein to reflect the A318 Specification.

1        GUARANTEED PERFORMANCE

1.1      Speed

         Level flight speed at an Aircraft gross weight of [...***...] lb. at a pressure altitude of [...***...] ft in ISA conditions using a thrust not exceeding maximum cruise thrust will not be less than a guaranteed true Mach number of [...***...].

1.2      Specific Range

1.2.1 The nautical miles per pound of fuel at an Aircraft gross weight of [...***...] lb. at a pressure altitude of [...***...] ft in ISA+10(degrees) C conditions at a true Mach number of [...***...] will be not less than a guaranteed value of [...***...] nm/lb.

1.2.2 The nautical miles per pound of fuel at an Aircraft gross weight of [...***...] lb. at a pressure altitude of [...***...] ft in ISA+10(degrees) C conditions at a true Mach number of [...***...] will be not less than a guaranteed value of [...***...] nm/lb.

1.3      Take-off

1.3.1 FAR take-off field length at an Aircraft gross weight of [...***...] lb. at the start of


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                                    LA7 - 2
         ground run at sea level pressure altitude in ISA+15(degrees) C conditions will be not more than a guaranteed value of [...***...] ft.

1.3.2 FAR take-off field length at an Aircraft gross weight of [...***...] lb. at the start of ground run at sea level pressure altitude at an ambient temperature of 100 (degrees) F will be not more than a guaranteed value of [...***...] ft.

1.3.3 When operated under the following conditions (representative of the [...***...] airport):

         Pressure altitude:                          [...***...]
         Ambient temperature:                        [...***...]
         Take-off run available ("TOR"):             [...***...]
         Take-off distance available:                [...***...]
         Accelerate-stop distance available:         [...***...]
         Slope:                                      [...***...]
         Wind:                                       [...***...]
         Obstacles(height and distance               [...***...]
         from end of TOR)                            [...***...]
                                                     [...***...]

         The maximum permissible weight at the start of ground run will not be less than a guaranteed value of [...***...] lb.

1.4      Second Segment Climb

         The Aircraft will meet FAR 25 regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run, at the altitude and temperature, and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in Subparagraph 1.3 above.

1.5      Altitude Capability

         At an Aircraft gross weight of [...***...] lb. in ISA+15(degrees) C conditions, the Aircraft will be capable of maintaining:

         - a rate of climb of not less than [...***...] ft per minute at a true Mach number of [...***...] using not more than maximum climb thrust with air conditioning on,
         - a rate of climb of not less than [...***...] ft per minute at a true Mach number of [...***...] using not more than maximum cruise thrust with air conditioning on,
         - a maneuver of [...***...] g without buffet onset at a true Mach number of [...***...]

         at a guaranteed pressure altitude of not less than [...***...] ft.


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                                    LA7 - 3

 1.6     En-route One Engine Inoperative

         The Aircraft will meet FAR 25 regulations minimum en-route climb with one engine inoperative and the other operating at the maximum continuous thrust with anti-icing off at an Aircraft gross weight of [...***...] lb in the cruise configuration in ISA+15(degrees) C conditions at a guaranteed geometric altitude of not less than [...***...] ft (net ceiling).

1.7      Approach Climb

         The Aircraft will meet FAR 25 regulations minimum approach climb gradient with one engine inoperative and the other operating at maximum go-around thrust and with the undercarriage retracted in ISA+15(degrees) C conditions at an Aircraft gross weight of [...***...] lb. at a guaranteed pressure altitude of not less than [...***...] ft.

1.8      Landing Climb

         FAR minimum landing climb gradient requirements using the landing flap configuration required to show compliance with Subparagraph 1.9.1 will not be [...***...] than the approach climb requirements under the conditions defined in Subparagraph 1.7.

1.9      Landing Field Length

1.9.1 FAR certified dry landing field length at an Aircraft gross weight of [...***...] lb. at sea level pressure altitude will not be more than a guaranteed value of [...***...] ft.

1.9.2 When operated according to FAR regulations and under the following conditions (representative of the [...***...] airport):

                  Pressure altitude:                   [...***...]
                  Ambient temperature:                 [...***...]
                  Landing distance available:          [...***...]
                  Wind:                                [...***...]

         the maximum permissible landing weight will be not less than a guaranteed value of [...***...] lb.

2        MISSION GUARANTEES

2.1 The Aircraft will be capable of carrying a guaranteed payload of not less than [...***...] lb. over a still air stage distance of [...***...] nautical miles (representative of [...***...] with a [...***...] knot [...***...] wind) when operated under the conditions defined below:


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2.1.1    The departure airport conditions are as defined in Subparagraph 1.3.3.

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is [...***...] ft.

2.1.2 An allowance of 460 lb. of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at an ambient temperature of 107(degrees) F.

2.1.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.79 at a pressure altitude of 37,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees) C conditions. Climb and descent profiles are respectively 250 knots CAS/280 knots CAS/0.76 Mach number and 0.76 Mach number/250 knots CAS/250 knots CAS.

2.1.4 An allowance of 200 lb. of fuel is included for approach and land at the destination airport.

2.1.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.1.3 above.

         Trip fuel is defined as the fuel burnt during take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.1.2,
         2.1.3 and 2.1.4 above.

2.1.6 At the end of approach and land [...***...] lb. of fuel will remain in the tanks.

2.2 In carrying a fixed payload of [...***...] lb. over a still air stage distance of [...***...] nautical miles (representative of [...***...] with a [...***...] knot [...***...] wind) the guaranteed trip fuel will be not more than [...***...] lb. when operated under the conditions defined in Subparagraph 2.1 above.

2.3 The Aircraft will be capable of carrying a guaranteed payload of not less than [...***...] lb. over a still air stage distance of [...***...] nautical miles (representative of [...***...] with a [...***...] knot [...***...] wind) when operated under the conditions defined below:

2.3.1    The departure airport conditions are as follows:

               Pressure altitude:                      [...***...]
               Ambient temperature:                    [...***...]
               Take-off run available (TOR):           [...***...]
               Take-off distance available:            [...***...]
               Accelerate-stop distance available:     [...***...]
               Slope:                                  [...***...]
               Wind:                                   [...***...]



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               Obstacles (height and distance          [...***...]
               from end of TOR):                       [...***...]
                                                       [...***...]
                                                       [...***...]
                                                       [...***...]
                                                       [...***...]
                                                       [...***...]
                                                       [...***...]
                                                       [...***...]

         The destination airport conditions are such as to allow the required landing weight to be used without restriction. Pressure altitude is [...***...] ft.

2.3.2 An allowance of 450 lb. of fuel is included for take-off and climb to 1,500 ft above the departure airport with acceleration to climb speed at an ambient temperature of 108(degrees) F.

2.3.3 Climb from 1,500 ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed Mach number of 0.79 at a pressure altitude of 37,000 ft and descent to 1,500 ft above the destination airport are conducted in ISA+10(degrees) C conditions. Climb and descent profiles are respectively 250 knots CAS/280 knots CAS/0.76 Mach number and 0.76 Mach number/250 knots CAS/250 knots CAS.

2.3.4 An allowance of 200 lb. of fuel is included for approach and land at the destination airport.

2.3.5 Stage distance is defined as the distance covered during climb, cruise and descent as described in Subparagraph 2.3.3 above.

         Trip fuel is defined as the fuel burnt during take-off, climb, cruise, descent and approach and landing as described in Subparagraphs 2.3.2,
         2.3.3 and 2.3.4 above.

2.3.6 At the end of approach and land [...***...] lb. of fuel will remain in the tanks.

2.4 In carrying a fixed payload of [...***...] lb. over a still air stage distance of [...***...] nautical miles (representative of [...***...] with a [...***...] knot [...***...] wind) the guaranteed trip fuel will be not more than [...***...] lb. when operated under the conditions defined in Subparagraph 2.3 above.

2.5 The mission guarantees are based on a fixed Operating Weight Empty of [...***...] lb. (For information only a Weight Breakdown is provided in Appendix A hereto.)



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3        MANUFACTURER'S WEIGHT EMPTY

         The Seller guarantees a Manufacturer's Weight Empty of [...***...] lb.

         This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the A318 Standard Specification, [...***...] and is subject to adjustment as defined in Subparagraph 7.2.


4        NOISE

         The Aircraft will be certified in accordance with the Stage 3 noise level requirements of FAR Part 36 through Amendment 36-20, effective March 1993. The FAR Part 36 certification noise levels of the A318-122 Aircraft will not be more than [...***...] EPNdB for take-off with cutback and [...***...] EPNdB for approach at maximum brake release gross weight of [...***...] lb. and at maximum landing gross weight of [...***...] lb.


5        GUARANTEE CONDITIONS

5.1 The performance certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the A318 Standard Specification.

5.2 For the determination of FAR take-off performance a hard dry level runway surface with no runway strength limitations, no obstacles, zero wind, atmosphere according to ISA, except as otherwise noted, and the use of speed brakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed and as followed by FAR's.

5.2.1 When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

5.3 When establishing the approach and landing climb performance cabin air conditioning will be operative on normal mode but no air will be bled from the engines for anti-icing.

5.4 The en-route one engine inoperative climb performance will be established with the amount of engine air bleed associated with the maximum cabin altitude as specified in Section 21-30.32 of the A318 Standard Specification and an average ventilation rate not less than the amount defined in the A318 Standard Specification, but no air will be bled from the engines for anti-icing. All performance data are based on normal air conditioning mode.

5.5 Climb, cruise and descent performance associated with the Guarantees will include



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         allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the A318 Standard Specification. Cabin air conditioning management during performance demonstration as described in Subparagraph 6.3 below may be such as to optimize the Aircraft performance while meeting the normal air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

5.6 The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation.

5.7 Where applicable the Guarantees assume the use of an approved fuel having a density of 6.7 lb. per US gallon and a lower heating value of 18,590 BTU per lb.


6        GUARANTEE COMPLIANCE

6.1 Compliance with the Guarantees will be demonstrated using operating procedures and limitations in accordance with those defined by the certifying airworthiness authority and by the Seller unless otherwise stated.

6.2 Compliance with the take-off, second segment, approach climb, en-route one engine inoperative climb, landing and external noise elements of the Guarantees will be demonstrated with reference to the approved flight manual.

6.3 Compliance with those parts of the Guarantees defined in Paragraphs 1 and 2 above not covered by the requirements of the certifying airworthiness authority will be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A318 aircraft of the same aerodynamic configuration as the Aircraft and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft.

6.4 Compliance with the Manufacturer's Weight Empty guarantee defined in Paragraph 3 will be demonstrated with reference to a weight compliance report.

6.5 Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

6.6 Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

6.7 The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at the delivery of each of the Aircraft.



                                    LA7 - 8

6.8 Notwithstanding the provisions of the Agreement, the warranties contained in this Letter Agreement will apply with respect to defects resulting from non-compliance with the Guarantees, and be limited to those defects [...***...].

7        ADJUSTMENT OF GUARANTEES

7.1 In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("Rule Change") by any governmental agency made subsequent to the date of the Amendment and such Rule Change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees will be appropriately modified to reflect the effect of any such change on the weight or performance of the Aircraft.

7.2 The Guarantees apply to the Aircraft as described in the Preamble to this Letter Agreement and will be further adjusted in the event of:

              i) Any further configuration change which is the subject of a SCN;
              ii) Variation in actual weights of items defined in Section 13-10 of the A318 Standard Specification;

         The adjustment mechanism will be reviewed between the Buyer and the Seller and (i) reflect the weight and payload repercussions (if any) set forth in each individual SCN signed between the parties pursuant to the adjustment contemplated in this Paragraph 7 and (ii) use the same methodology and tolerances as used to compute the numbers set forth herein.

8        EXCLUSIVE GUARANTEES

         The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the A318 Standard Specification or any other document.

9        UNDERTAKING REMEDIES

         [...***...]

10       ADDITIONAL PERFORMANCE FLIGHTS

         [...***...]

11       NEGOTIATED AGREEMENT



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         The Buyer and the Seller agree that this Letter Agreement has been the subject of discussion and negotiation by the parties and that other mutual agreements of the parties set forth in the Agreement and this Letter Agreement were arrived at in consideration of, inter alia, the provisions of this Letter Agreement specifically including Paragraphs 8 and 9 of this Letter Agreement.

UNQUOTE

12       ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 12 will be void and of no force or effect.

         In consideration of the assignment and subrogation by the Seller of this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Subclauses 12.5, 12.6 and 12.7 of the Agreement will apply to the foregoing Guarantees, except that if such Subclauses 12.5,
         12.6 and 12.7 and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The guarantees, terms and conditions contained herein are applicable only as to Aircraft delivered with Pratt and Whitney PW6124 propulsion systems and will be null, void and of no effect as to any other engines and as to Pratt and Whitney PW6124 propulsion systems not delivered with the Aircraft.


                                    LA7 - 10

         If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space below and return a copy to the Seller.

                                       Very truly yours,

                                       AVSA, S.A.R.L.

                                       By:  /S/ Michele LASCAUX
                                            -------------------

                                       Its:  Director Contracts
                                            -------------------


         Agreed and Accepted

         AMERICA WEST AIRLINES, INC.

         By:  /S/ Stephen L. Johnson
              ----------------------

         Its:  Senior Vice President
              ----------------------


                                    LA7 - 11

                      APPENDIX A to LETTER AGREEMENT No. 7


         For information only and at the time of this Agreement the Operating Weight Empty for the purposes of the Mission Guarantees specified in Paragraph 2.0 above is defined as follows:


         MANUFACTURERS WEIGHT EMPTY (MWE)                      [...***...]
         (SPEC. ISSUE A)

         CUSTOMER CHANGES:

         Cabin changes (12FC + 98YC)                           [...***...]

         Allowance for Customer Specification Changes          [...***...]

         MWE CUSTOMIZED                                        [...***...]


         OPERATORS ITEMS

         Unusable fuel                                         [...***...]
         Engine and APU oil                                    [...***...]
         Water for galleys and toilets                         [...***...]
         Fluids for toilets                                    [...***...]
         Aircraft documents and tool kits                      [...***...]
         Passenger seats and life jackets                      [...***...]
         Galley structure and fixed equipment                  [...***...]
         Catering                                              [...***...]
         Emergency Equipment                                   [...***...]
         Ancillary parts                                       [...***...]
         Crew                                                  [...***...]
                                                              -----------
         Total Operators Items                                 [...***...]


         OPERATING WEIGHT EMPTY (OWE)                          [...***...]



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                                           *** TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                    UNDER 17 C.F.R. SECTIONS 200.80(b)(4),
                                                            200.83 AND 240.24b-2



                             LETTER AGREEMENT NO. 8
                               TO AMENDMENT NO. 3

                                                          As of October 14, 1999

America West Airlines Inc.
Sky Harbor International Airport
4000 East Sky Harbor Boulevard
Phoenix, AZ 85034

Re: [...***...]

Dear Ladies and Gentlemen:

         In connection with the execution of Amendment No. 3 to the Airbus A319/A320 Purchase Agreement dated as of September 12, 1997, between AVSA S.A.R.L., (the "Seller") and AMERICA WEST AIRLINES, INC., (the "Buyer"), the Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (the "Letter Agreement") certain additional terms and conditions regarding the sale of the A318 Additional Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement and as amended by the Amendment. The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

         Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of the Amendment, except that if the Agreement or the Amendment and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

     The Seller, in its capacity as "Buyer" under its arrangement with the Manufacturer, has negotiated and obtained the following [...***...] guarantees from the Manufacturer, in its capacity as "Seller" with respect to the Aircraft, subject to the terms, conditions, limitations and restrictions all as hereinafter set out. The Seller hereby assigns to the Buyer and the Buyer hereby accepts all the rights and obligations of the Seller, in its capacity as "Buyer" as aforesaid, under the [...***...] guarantees and the Seller subrogates the Buyer into all such rights and obligations in respect of the Aircraft. The Seller hereby warrants to the Buyer that it has all the requisite authority to make the foregoing assignment and effect the foregoing subrogation to and in favor of the Buyer and that it will not enter into any amendment of the provisions so assigned without the prior written consent of the Buyer.

         Capitalized terms utilized in the following quoted provisions and not otherwise defined herein will have the meanings assigned thereto in the Agreement except that the term "the Seller" refers to the Manufacturer and the term "the Buyer" refers to the Seller.


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QUOTE

PREAMBLE
The guarantees defined below (the "Guarantees") are applicable to the Aircraft as described in the A318 Standard Specification Ref. P.000.01000, Issue A, dated November 1998 and amended by Specification Change Notices (SCN) for:

         (i)    the fitting of Pratt and Whitney PW6124 Propulsion Systems,
         (ii) [...***...] Design Maximum Take Off Weight [...***...], [...***...] Design Maximum Landing Weight [...***...] and
         (iii)  [...***...] Design Maximum Zero Fuel Weight [...***...].

and without taking into account any further changes thereto as provided in the Agreement as amended by the Amendment. The Guarantees assume execution of the SCNs relating to (i) and (ii) above, and will be adjusted, if required, to reflect the A318 Specification as further described in Paragraph 7 of Letter Agreement No. 7. Unless set forth to the contrary, the term Aircraft set forth in this Guarantee will refer to the A318 Aircraft and the terms Airframe to the A318 Airframe.

1.       [...***...]

1.1 This Guarantee will apply to the Aircraft as defined in the preamble of this Letter Agreement and will be subject to the conditions defined in Paragraph 6 below.

         The term Fleet ("Fleet") will mean the whole of the Buyer's fleet of A318 Aircraft, [...***...], delivered under the Agreement.

1.2      [...***...]

1.3      The Seller guarantees to the Buyer that [...***...]

1.4      The Seller guarantees to the Buyer that [...***...]

2.       CONDITIONS

2.1      The Guarantee is contingent upon the Buyer:

2.1.1    [...***...]

2.1.2    [...***...]

2.1.3    [...***...]

2.1.4    [...***...]

2.2      [...***...]



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2.3      [...***...]

2.4      [...***...]

2.5      [...***...]

3.       [...***...] COMPLIANCE DEMONSTRATION PROCEDURE

         The following and preceding procedures summarize the Buyer's and the Seller's requirements with respect to this Letter Agreement. Such procedures may be subject to refinement and further details by agreement.

         These agreed procedures and all relevant information will be incorporated in an administration document to be jointly developed.

3.1      [...***...]

3.1.1    [...***...]

3.2      [...***...]

4.       [...***...]

4.1      [...***...]

4.2      [...***...]

4.3      [...***...]

4.4      [...***...]

4.5      [...***...]

4.6      [...***...]

4.7      [...***...]

4.8      [...***...]


5.       REMEDIES - RECONCILIATION

5.1      [...***...]

5.2      [...***...]

5.2.1    [...***...]



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5.2.2    [...***...]

5.3      [...***...]

5.3.1    [...***...]

5.3.2    [...***...]

6.       TERMINATION/EXTENSION

6.1 Notwithstanding the provisions of Subparagraph 1.2 above the Guarantee and all obligations thereunder will immediately terminate if:

         [...***...]


6.2 Notwithstanding the foregoing, the Guarantee and all obligations thereunder may be terminated [...***...].

6.3      [...***...]

7.       LIMITATION OF DAMAGES AND EXCLUSION OF BENEFITS

7.1      [...***...]

7.2 The intent of this Letter Agreement is to provide specified benefits to the Buyer as a result of the failure of the Aircraft to comply with the [...***...] stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to the Buyer by the Seller under any other applicable guarantee as a result of the same failure. Therefore, notwithstanding the terms and conditions of this Guarantee, if the terms of this Guarantee should make duplicate benefits available to the Buyer, the Buyer may elect to receive benefits under this Guarantee or any other guarantee but not both.

8.       [...***...]

8.1      [...***...]

8.2      [...***...]

8.3      [...***...]

8.4      [...***...]


9.       PROCEDURAL RESPONSIBILITIES

         Notwithstanding the settlement of the Guarantee defined in this Letter Agreement the Seller will not bear any responsibility or cost related to activities associated with the execution of this Letter Agreement unless otherwise specified in this Letter Agreement.

UNQUOTE


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10.      NEGOTIATED AGREEMENT

         In consideration of the assignment and subrogation by the Seller under this Letter Agreement in favor of the Buyer in respect of the Seller's rights against and obligations to the Manufacturer under the provisions quoted above, the Buyer hereby accepts such assignment and subrogation and agrees to be bound by all of the terms, conditions and limitations therein contained. The Buyer and Seller recognize and agree that all the provisions of Subclauses 12.5, 12.6, and 12.7 of the Agreement will apply to the foregoing performance guarantees, except that if such Subclauses 12.5, 12.6, and 12.7 and this Letter Agreement have special provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

         The guarantees, terms and conditions contained herein are applicable only as to A318 Aircraft delivered with Pratt and Whitney PW6124 engines and will be null, void and of no effect as to any other engines and as to Pratt and Whitney PW6124 engines not delivered with the A318 Aircraft.


11.      ASSIGNMENT

         Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 11 will be void and of no force or effect.

         If the foregoing sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.



                                       Very truly yours,

                                       AVSA, S.A.R.L.


                                       By: /S/ Michele LASCAUX
                                           -----------------------
                                       Its: Director Contracts
                                           -----------------------


         Accepted and Agreed

         AMERICA WEST AIRLINES, INC.


         By: /S/ Stephen L. Johnson
             --------------------------

         Its: Senior Vice President
              -------------------------

                                                                      Appendix A

[...***...]

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